                                                    (RIVERSOURCE ANNUITIES LOGO)



RIVERSOURCE(R)

PLATINUM VARIABLE ANNUITY







2008 ANNUAL REPORT



43415 N (5/09)                     Issued by: RiverSource Life Insurance Company

                       THIS PAGE LEFT BLANK INTENTIONALLY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY
We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of RiverSource Variable Annuity
Account - RiverSource(R) Platinum Variable Annuity (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, as of December 31, 2008, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of RiverSource Variable Annuity Account - RiverSource(R) Platinum Variable Annuity, referred to in Note 1, at December 31, 2008, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota

April 24, 2009


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                 AIM VI        AIM VI        AIM VI       DREY SOC        OPPEN
                                                CAP APPR,     CORE EQ,      INTL GRO,     RESP GRO,      GLOBAL
DEC. 31, 2008                                     SER I         SER I         SER I         INIT         SEC VA

ASSETS
Investments, at fair value(1),(2)               $6,419,387   $15,915,090    $1,027,334    $  944,547      $ 84,294
Dividends receivable                                    --            --            --            --            --
Accounts receivable from RiverSource Life
for contract purchase payments                          --            --            --            --            --
Receivable for share redemptions                    14,500        22,152         1,305         1,201           107
------------------------------------------------------------------------------------------------------------------------
Total assets                                     6,433,887    15,937,242     1,028,639       945,748        84,401
========================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                     7,151        17,860         1,165         1,072            96
  Administrative charge                                884         2,184           140           129            11
  Contract terminations                              6,464         2,108            --            --            --
Payable for investments purchased                       --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   14,499        22,152         1,305         1,201           107
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                              6,399,023    15,907,799     1,027,312       944,402        84,294
Net assets applicable to contracts in
payment period                                      20,308         7,291            22            --            --
Net assets applicable to seed money                     57            --            --           145            --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                $6,419,388   $15,915,090    $1,027,334    $  944,547      $ 84,294
========================================================================================================================
(1) Investment shares                              380,070       805,827        52,711        47,560         4,171
(2) Investments, at cost                        $9,357,347   $20,220,237    $1,139,624    $1,449,524      $125,725
------------------------------------------------------------------------------------------------------------------------





                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                  OPPEN         OPPEN        PUT VT        PUT VT        PUT VT
                                                 MAIN ST      STRATEGIC    GRO & INC,    INTL GRO &      VISTA,
DEC. 31, 2008 (CONTINUED)                          VA          BOND VA        CL IB      INC, CL IB       CL IB

ASSETS
Investments, at fair value(1),(2)                 $137,613      $168,773    $4,744,903        $3,796    $4,034,486
Dividends receivable                                    --            --            --            --            --
Accounts receivable from RiverSource Life
for contract purchase payments                          --            --            --            --           900
Receivable for share redemptions                       175           213         5,972             5         5,386
------------------------------------------------------------------------------------------------------------------------
Total assets                                       137,788       168,986     4,750,875         3,801     4,040,772
========================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                       156           190         4,883             5         4,385
  Administrative charge                                 19            23           650            --           552
  Contract terminations                                 --            --           438            --           449
Payable for investments purchased                       --            --            --            --           900
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      175           213         5,971             5         6,286
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                                137,613       168,773     4,744,837         3,796     4,033,691
Net assets applicable to contracts in
payment period                                          --            --            --            --           352
Net assets applicable to seed money                     --            --            67            --           443
------------------------------------------------------------------------------------------------------------------------
Total net assets                                  $137,613      $168,773    $4,744,904        $3,796    $4,034,486
========================================================================================================================
(1) Investment shares                                9,451        37,589       413,680           532       485,498
(2) Investments, at cost                          $207,993      $182,281    $9,215,899        $6,947    $6,871,957
------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                                                           RVS VP
                                                 RVS VP        RVS VP        RVS VP       HI YIELD       RVS VP
DEC. 31, 2008 (CONTINUED)                          BAL        CASH MGMT     DIV BOND        BOND         DYN EQ

ASSETS
Investments, at fair value(1),(2)               $4,676,586   $73,832,073  $365,588,976   $23,995,755   $49,055,750
Dividends receivable                                    --     1,180,969            --            --            --
Accounts receivable from RiverSource Life
for contract purchase payments                          --        17,090       189,538         2,779        15,676
Receivable for share redemptions                        --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
Total assets                                     4,676,586    75,030,132   365,778,514    23,998,534    49,071,426
========================================================================================================================


LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                     5,343        94,688       492,150        32,112        63,498
  Administrative charge                                641        10,229        50,432         3,225         6,594
  Contract terminations                                 --        90,111       171,123         1,806        11,531
Payable for investments purchased                       --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    5,984       195,028       713,705        37,143        81,623
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
accumulation period                              4,664,605    74,787,435   365,055,780    23,961,391    48,986,388
Net assets applicable to contracts in
payment period                                       5,945        47,669         9,029            --         3,290
Net assets applicable to seed money                     52            --            --            --           125
------------------------------------------------------------------------------------------------------------------------
Total net assets                                $4,670,602   $74,835,104  $365,064,809   $23,961,391   $48,989,803
========================================================================================================================
(1) Investment shares                              472,698    73,900,534    37,311,376     4,962,453     3,698,771
(2) Investments, at cost                        $7,165,011   $73,857,380  $388,245,538   $33,087,701   $78,002,445
------------------------------------------------------------------------------------------------------------------------




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  3

STATEMENTS OF OPERATIONS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                 AIM VI        AIM VI        AIM VI       DREY SOC        OPPEN
                                                CAP APPR,     CORE EQ,      INTL GRO,     RESP GRO,      GLOBAL
YEAR ENDED DEC. 31, 2008                          SER I         SER I         SER I         INIT         SEC VA

INVESTMENT INCOME
Dividend income                                $        --   $   459,326     $   7,982     $  11,349      $  2,608
Variable account expenses                          142,942       334,605        22,217        20,339         2,091
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                   (142,942)      124,721       (14,235)       (8,990)          517
========================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                            3,290,341     8,171,439       440,825       452,793        74,874
  Cost of investments sold                       3,453,169     8,001,587       343,150       540,121        76,581
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                       (162,828)      169,852        97,675       (87,328)       (1,707)
Distributions from capital gains                        --            --        19,301            --        11,461
Net change in unrealized appreciation or
depreciation of investments                     (5,312,695)   (8,432,188)     (907,315)     (493,352)      (81,509)
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  (5,475,523)   (8,262,336)     (790,339)     (580,680)      (71,755)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      $(5,618,465)  $(8,137,615)    $(804,574)    $(589,670)     $(71,238)
========================================================================================================================





                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                  OPPEN         OPPEN        PUT VT        PUT VT        PUT VT
                                                 MAIN ST      STRATEGIC    GRO & INC,    INTL GRO &      VISTA,
YEAR ENDED DEC. 31, 2008 (CONTINUED)               VA          BOND VA        CL IB      INC, CL IB       CL IB

INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------
Dividend income                                  $   3,625      $ 12,879   $   166,994       $   104   $        --
Variable account expenses                            3,130         3,229        94,256            79        97,291
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        495         9,650        72,738            25       (97,291)
========================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                               93,913       114,885     2,457,160            87     2,549,341
  Cost of investments sold                          97,195       101,705     3,407,577           103     2,825,810
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                         (3,282)       13,180      (950,417)          (16)     (276,469)
Distributions from capital gains                    15,751         2,976     1,435,901         1,158            --
Net change in unrealized appreciation or
depreciation of investments                       (115,428)      (54,633)   (4,082,729)       (4,504)   (3,582,443)
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    (102,959)      (38,477)   (3,597,245)       (3,362)   (3,858,912)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        $(102,464)     $(28,827)  $(3,524,507)      $(3,337)  $(3,956,203)
========================================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                                                           RVS VP
                                                 RVS VP        RVS VP        RVS VP       HI YIELD       RVS VP
YEAR ENDED DEC. 31, 2008 (CONTINUED)               BAL        CASH MGMT     DIV BOND        BOND         DYN EQ

INVESTMENT INCOME
Dividend income                                $    16,193   $ 1,360,183  $  1,594,466   $   100,019  $    156,468
Variable account expenses                           93,287       943,402     6,336,057       558,235     1,141,418
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (77,094)      416,781    (4,741,591)     (458,216)     (984,950)
========================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
investments:
  Proceeds from sales                            2,207,846    41,739,924    76,594,632     9,541,881    11,143,983
  Cost of investments sold                       2,729,253    41,747,372    80,302,281    10,672,856    12,981,442
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
investments                                       (521,407)       (7,448)   (3,707,649)   (1,130,975)   (1,837,459)
Distributions from capital gains                   483,405            --            --            --     7,642,412
Net change in unrealized appreciation or
depreciation of investments                     (2,201,467)      (15,642)  (25,245,286)   (7,579,566)  (42,761,974)
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                  (2,239,469)      (23,090)  (28,952,935)   (8,710,541)  (36,957,021)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                      $(2,316,563)  $   393,691  $(33,694,526)  $(9,168,757) $(37,941,971)
========================================================================================================================




See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  5

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                 AIM VI        AIM VI        AIM VI       DREY SOC
                                                CAP APPR,     CORE EQ,      INTL GRO,     RESP GRO,   OPPEN GLOBAL
YEAR ENDED DEC. 31, 2008                          SER I         SER I         SER I         INIT         SEC VA

OPERATIONS
Investment income (loss) -- net                $  (142,942)  $   124,721    $  (14,235)   $   (8,990)     $    517
Net realized gain (loss) on sales of
investments                                       (162,828)      169,852        97,675       (87,328)       (1,707)
Distributions from capital gains                        --            --        19,301            --        11,461
Net change in unrealized appreciation or
depreciation of investments                     (5,312,695)   (8,432,188)     (907,315)     (493,352)      (81,509)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       (5,618,465)   (8,137,615)     (804,574)     (589,670)      (71,238)
========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                          23,387        43,606         4,491         1,594            --
Net transfers(1)                                  (716,373)   (1,321,649)      (58,086)     (107,768)           --
Adjustments to net assets allocated to
contracts in payment period                         (1,481)       (5,872)           --            --            --
Contract terminations:
  Surrender benefits and contract charges       (2,095,943)   (5,266,957)     (302,141)     (294,976)      (72,783)
  Death benefits                                  (153,714)     (579,778)      (41,370)           --            --
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions                                    (2,944,124)   (7,130,650)     (397,106)     (401,150)      (72,783)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 14,981,977    31,183,355     2,229,014     1,935,367       228,315
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 6,419,388   $15,915,090    $1,027,334    $  944,547      $ 84,294
========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          17,511,471    25,151,020     1,066,855     2,565,504       101,317
Contract purchase payments                          28,427        34,744         2,363         2,436            --
Net transfers(1)                                (1,076,356)   (1,326,541)      (34,517)     (198,261)           --
Contract terminations:
  Surrender benefits and contract charges       (3,004,571)   (4,741,197)     (173,800)     (428,260)      (37,893)
  Death benefits                                  (252,471)     (498,745)      (24,579)           --            --
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                13,206,500    18,619,281       836,322     1,941,419        63,424
========================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    SEGREGATED ASSET SUBACCOUNTS
                                             --------------------------------------------------------------------------
                                                 OPPEN         OPPEN        PUT VT        PUT VT        PUT VT
                                                MAIN ST      STRATEGIC    GRO & INC,    INTL GRO &      VISTA,
YEAR ENDED DEC. 31, 2008 (CONTINUED)              VA          BOND VA        CL IB      INC, CL IB       CL IB

OPERATIONS
Investment income (loss) -- net                 $     495     $   9,650   $    72,738       $    25   $   (97,291)
Net realized gain (loss) on sales of
investments                                        (3,282)       13,180      (950,417)          (16)     (276,469)
Distributions from capital gains                   15,751         2,976     1,435,901         1,158            --
Net change in unrealized appreciation or
depreciation of investments                      (115,428)      (54,633)   (4,082,729)       (4,504)   (3,582,443)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        (102,464)      (28,827)   (3,524,507)       (3,337)   (3,956,203)
=======================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                            240            --        14,951            --         9,537
Net transfers(1)                                      181            --      (365,239)           --      (464,124)
Adjustments to net assets allocated to
contracts in payment period                            --            --            --            --          (548)
Contract terminations:
  Surrender benefits and contract charges         (90,964)     (111,655)   (1,608,674)           (7)   (1,767,283)
  Death benefits                                       --            --       (82,993)           --       (81,117)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions                                      (90,543)     (111,655)   (2,041,955)           (7)   (2,303,535)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   330,620       309,255    10,311,366         7,140    10,294,224
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 137,613     $ 168,773   $ 4,744,904       $ 3,796   $ 4,034,486
=======================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            284,846       185,843     8,109,909         4,130    14,129,533
Contract purchase payments                            255            --        14,748            --        14,802
Net transfers(1)                                      166            --      (361,529)           --      (735,466)
Contract terminations:
  Surrender benefits and contract charges         (89,857)      (65,956)   (1,520,530)           (6)   (2,916,925)
  Death benefits                                       --            --       (71,954)           --      (116,729)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  195,410       119,887     6,170,644         4,124    10,375,215
=======================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  7

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                                                           RVS VP
                                                 RVS VP        RVS VP        RVS VP       HI YIELD       RVS VP
YEAR ENDED DEC. 31, 2008 (CONTINUED)               BAL        CASH MGMT     DIV BOND        BOND         DYN EQ

OPERATIONS
Investment income (loss) -- net                $   (77,094) $    416,781  $ (4,741,591)  $  (458,216) $   (984,950)
Net realized gain (loss) on sales of
investments                                       (521,407)       (7,448)   (3,707,649)   (1,130,975)   (1,837,459)
Distributions from capital gains                   483,405            --            --            --     7,642,412
Net change in unrealized appreciation or
depreciation of investments                     (2,201,467)      (15,642)  (25,245,286)   (7,579,566)  (42,761,974)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       (2,316,563)      393,691   (33,694,526)   (9,168,757)  (37,941,971)
========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                          53,287     4,382,037    85,385,945       231,032       386,463
Net transfers(1)                                  (192,338)   49,408,129   (15,819,461)   (3,907,164)    2,896,690
Adjustments to net assets allocated to
contracts in payment period                           (748)       (4,544)         (911)           --        (5,567)
Contract terminations:
  Surrender benefits and contract charges       (1,019,661)  (27,278,371)  (31,336,939)   (3,522,799)   (7,061,609)
  Death benefits                                  (167,507)     (879,555)   (3,659,128)     (444,149)     (735,346)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions                                    (1,326,967)   25,627,696    34,569,506    (7,643,080)   (4,519,369)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  8,314,132    48,813,717   364,189,829    40,773,228    91,451,143
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 4,670,602  $ 74,835,104  $365,064,809   $23,961,391  $ 48,989,803
========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           5,726,737    44,459,217   314,829,323    32,754,784    85,163,707
Contract purchase payments                          60,287     4,108,588    77,159,486       203,436       471,860
Net transfers(1)                                  (107,145)   44,870,832   (16,717,665)   (3,304,898)    3,633,028
Contract terminations:
  Surrender benefits and contract charges         (695,912)  (24,546,357)  (27,447,177)   (3,067,158)   (8,155,110)
  Death benefits                                  (146,444)     (779,143)   (3,279,645)     (400,985)     (848,738)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 4,837,523    68,113,137   344,544,322    26,185,179    80,264,747
========================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                 AIM VI        AIM VI        AIM VI       DREY SOC
                                                CAP APPR,     CORE EQ,      INTL GRO,     RESP GRO,   OPPEN GLOBAL
YEAR ENDED DEC. 31, 2007                          SER I         SER I         SER I         INIT         SEC VA

OPERATIONS
Investment income (loss) -- net                $  (222,335)  $  (121,953)   $  (25,960)   $  (17,369)    $   1,095
Net realized gain (loss) on sales of
investments                                        534,643     1,083,953       284,154       (10,913)       27,735
Distributions from capital gains                        --            --            --            --        18,736
Net change in unrealized appreciation or
depreciation of investments                      1,320,330     1,365,197        51,078       150,249       (32,053)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        1,632,638     2,327,197       309,272       121,967        15,513
========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                         207,230       226,963         2,122         2,813            --
Net transfers(1)                                  (692,178)   (1,213,319)       49,167        17,447        14,180
Adjustments to net assets allocated to
contracts in payment period                             --        (6,747)           --            --            --
Contract terminations:
  Surrender benefits and contract charges       (2,398,550)   (5,988,060)     (680,093)     (244,074)     (149,792)
  Death benefits                                  (191,181)     (552,071)      (28,181)           --            --
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions                                    (3,074,679)   (7,533,234)     (656,985)     (223,814)     (135,612)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 16,424,018    36,389,392     2,576,727     2,037,214       348,414
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $14,981,977   $31,183,355    $2,229,014    $1,935,367     $ 228,315
========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          21,314,823    31,151,354     1,395,240     2,879,250       162,148
Contract purchase payments                         276,604       202,132         1,094         4,444            --
Net transfers(1)                                  (823,395)     (993,742)       25,547        21,273         7,405
Contract terminations:
  Surrender benefits and contract charges       (3,019,699)   (4,741,521)     (340,799)     (339,463)      (68,236)
  Death benefits                                  (236,862)     (467,203)      (14,227)           --            --
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                17,511,471    25,151,020     1,066,855     2,565,504       101,317
========================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                   RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  9

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                  OPPEN         OPPEN        PUT VT        PUT VT        PUT VT
                                                 MAIN ST      STRATEGIC    GRO & INC,    INTL GRO &      VISTA,
YEAR ENDED DEC. 31, 2007 (CONTINUED)               VA          BOND VA        CL IB      INC, CL IB       CL IB

OPERATIONS
Investment income (loss) -- net                  $    (920)    $   9,386   $     5,781       $    41   $  (155,420)
Net realized gain (loss) on sales of
investments                                         20,110        10,672       214,714         1,922       188,704
Distributions from capital gains                        --            --     1,867,937         1,620            --
Net change in unrealized appreciation or
depreciation of investments                         (7,962)        5,396    (2,867,705)       (3,052)      299,678
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           11,228        25,454      (779,273)          531       332,962
========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                             240            --        68,770            --       185,842
Net transfers(1)                                   (16,063)      (24,377)     (299,350)           25      (588,484)
Adjustments to net assets allocated to
contracts in payment period                             --            --            --            --        (1,782)
Contract terminations:
  Surrender benefits and contract charges         (120,569)     (106,268)   (1,713,315)       (6,418)   (1,686,726)
  Death benefits                                        --            --      (104,160)           --       (85,774)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions                                      (136,392)     (130,645)   (2,048,055)       (6,393)   (2,176,924)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    455,784       414,446    13,138,694        13,002    12,138,186
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 330,620     $ 309,255   $10,311,366       $ 7,140   $10,294,224
========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             404,427       269,406     9,523,221         7,948    17,228,934
Contract purchase payments                             203            --        52,722            --       274,908
Net transfers(1)                                   (13,791)      (15,954)     (206,656)           --      (775,588)
Contract terminations:
  Surrender benefits and contract charges         (105,993)      (67,609)   (1,180,859)       (3,818)   (2,468,897)
  Death benefits                                        --            --       (78,519)           --      (129,824)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   284,846       185,843     8,109,909         4,130    14,129,533
========================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SEGREGATED ASSET SUBACCOUNTS
                                              --------------------------------------------------------------------------
                                                                                           RVS VP
                                                 RVS VP        RVS VP        RVS VP       HI YIELD       RVS VP
YEAR ENDED DEC. 31, 2007 (CONTINUED)               BAL        CASH MGMT     DIV BOND        BOND         DYN EQ

OPERATIONS
Investment income (loss) -- net                $   131,896  $  1,346,482  $  8,959,812  $  2,862,803  $   (281,969)
Net realized gain (loss) on sales of
investments                                        (86,212)         (492)     (456,887)       (8,314)    3,251,252
Distributions from capital gains                   203,991            --            --            --       603,633
Net change in unrealized appreciation or
depreciation of investments                       (201,145)       (9,702)    1,683,272    (2,787,476)   (2,045,547)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           48,530     1,336,288    10,186,197        67,013     1,527,369
========================================================================================================================


CONTRACT TRANSACTIONS
Contract purchase payments                          11,796     6,995,733   165,787,872     8,304,462     1,282,618
Net transfers(1)                                   329,098    19,134,093    13,069,413   (15,734,790)   (4,600,062)
Adjustments to net assets allocated to
contracts in payment period                           (918)       (4,665)         (961)           --        (7,194)
Contract terminations:
  Surrender benefits and contract charges       (1,576,111)  (12,034,619)  (13,463,038)   (3,201,878)   (8,266,505)
  Death benefits                                  (169,967)     (671,748)   (1,689,195)     (449,614)     (829,629)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions                                    (1,406,102)   13,418,794   163,704,091   (11,081,820)  (12,420,772)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  9,671,704    34,058,635   190,299,541    51,788,035   102,344,546
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 8,314,132  $ 48,813,717  $364,189,829  $ 40,773,228  $ 91,451,143
========================================================================================================================


ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           6,380,567    31,639,072   168,698,363    41,667,128    95,899,899
Contract purchase payments                           9,079     6,729,047   148,940,893     6,623,208     1,258,394
Net transfers(1)                                   265,465    17,444,382    10,056,682   (12,655,674)   (4,060,192)
Contract terminations:
  Surrender benefits and contract charges         (811,066)  (10,748,175)  (11,401,798)   (2,523,092)   (7,204,880)
  Death benefits                                  (117,308)     (605,109)   (1,464,817)     (356,786)     (729,514)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 5,726,737    44,459,217   314,829,323    32,754,784    85,163,707
========================================================================================================================




 (1)Includes transfer activity from (to) other subaccounts and transfers from
    (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  11

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
RiverSource Variable Annuity Account (the Account) was established under Indiana law and the subaccounts are registered together as a single unit investment trust of RiverSource Life Insurance Company (RiverSource Life) under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Indiana Department of Insurance.

The Account is used as a funding vehicle for RiverSource(R) Platinum Variable Annuity contracts issued by RiverSource Life.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through RiverSource(R) Platinum Variable Annuity and the corresponding subaccount name are provided below.

SUBACCOUNT                      FUND
-------------------------------------------------------------------------------------------------
AIM VI Cap Appr, Ser I          AIM V.I. Capital Appreciation Fund, Series I Shares
AIM VI Core Eq, Ser I           AIM V.I. Core Equity Fund, Series I Shares
AIM VI Intl Gro, Ser I          AIM V.I. International Growth Fund, Series I Shares
Drey Soc Resp Gro, Init         The Dreyfus Socially Responsible Growth Fund, Inc., Initial
                                  Shares
Oppen Global Sec VA             Oppenheimer Global Securities Fund/VA
Oppen Main St VA                Oppenheimer Main Street Fund/VA
Oppen Strategic Bond VA         Oppenheimer Strategic Bond Fund/VA
Put VT Gro & Inc, Cl IB         Putnam VT Growth and Income Fund - Class IB Shares
Put VT Intl Gro & Inc, Cl IB    Putnam VT International Growth and Income Fund - Class IB Shares
Put VT Vista, Cl IB             Putnam VT Vista Fund - Class IB Shares
RVS VP Bal                      RVST RiverSource Variable Portfolio - Balanced Fund
RVS VP Cash Mgmt                RVST RiverSource Variable Portfolio - Cash Management Fund
RVS VP Div Bond                 RVST RiverSource Variable Portfolio - Diversified Bond Fund
RVS VP Hi Yield Bond            RVST RiverSource Variable Portfolio - High Yield Bond Fund
RVS VP Dyn Eq                   RVST RiverSource Variable Portfolio - Dynamic Equity Fund
                                  (previously RVST RiverSource Variable Portfolio - Large Cap
                                  Equity Fund)
-------------------------------------------------------------------------------------------------



The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 was adopted by the Funds effective Jan. 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Where applicable, SFAS 157 codifies fair value related guidance within U.S. generally accepted accounting principles.

Under SFAS 157, the Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

          Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

          Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.


--------------------------------------------------------------------------------
12  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

          Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds.

VARIABLE PAYOUT
Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by RiverSource Life and may result in additional amounts being transferred into the variable annuity account by RiverSource Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount, depending on the contract and death benefit option selected.

RiverSource Life also deducts a daily charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount as an administrative charge. This charge covers certain administrative and operating expenses of the subaccounts incurred by RiverSource Life such as accounting, legal and data processing fees, and expenses involved in the preparation and distribution of reports and prospectuses.

4. CONTRACT CHARGES
RiverSource Life deducts a contract administrative charge of $30 per year on the contract anniversary. This charge reimburses RiverSource Life for expenses incurred in establishing and maintaining the annuity records. This charge may be waived based upon the underlying contract value.

Optional riders are available on certain products and if selected, the related fees are deducted annually from the contract value on the contract anniversary. Additional information can be found in the applicable product's prospectus.

5. WITHDRAWAL CHARGES
RiverSource Life may use a withdrawal charge to help it recover certain expenses related to the sale of the annuity. When applicable, a withdrawal charge will apply for a maximum number of years, as depicted in the withdrawal charge schedule included in the applicable product's prospectus. Such charges are not treated as a separate expense of the subaccounts as they are ultimately deducted from contract withdrawal benefits paid by RiverSource Life. Charges by RiverSource Life for withdrawals are not identified on an individual subaccount basis.

6. RELATED PARTY TRANSACTIONS
Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life, in its capacity as investment manager for the RiverSource Variable Series Trust (RVST) funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets on a tiered schedule that ranges from 0.600% to 0.150%.

For certain RVST funds, the management fee may be adjusted upward or downward by a performance incentive adjustment (PIA). The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. For RVST funds with PIA, the maximum adjustment is 0.08% or 0.12%.


--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  13

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

RVST funds have an Administrative Services Agreement with Ameriprise Financial, Inc. (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee on a tiered schedule that ranges from 0.070% to 0.030% of each Fund's average daily net assets for administration and accounting services.

For the period from Jan. 1, 2008 to Dec. 12, 2008, the RVST funds paid custodian fees to Ameriprise Trust Company, an affiliate of RiverSource Life. Subsequent to Dec. 12, 2008, assets were transferred to an unaffiliated custodian.

In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

7. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2008 were as follows:

SUBACCOUNT                                FUND                                                        PURCHASES
----------------------------------------------------------------------------------------------------------------------
AIM VI Cap Appr, Ser I                    AIM V.I. Capital Appreciation Fund, Series I Shares       $    203,273
AIM VI Core Eq, Ser I                     AIM V.I. Core Equity Fund, Series I Shares                   1,165,510
AIM VI Intl Gro, Ser I                    AIM V.I. International Growth Fund, Series I Shares             48,785
                                          The Dreyfus Socially Responsible Growth Fund, Inc.,
Drey Soc Resp Gro, Init                   Initial Shares                                                  42,653
Oppen Global Sec VA                       Oppenheimer Global Securities Fund/VA                           14,069
Oppen Main St VA                          Oppenheimer Main Street Fund/VA                                 19,616
Oppen Strategic Bond VA                   Oppenheimer Strategic Bond Fund/VA                              15,856
Put VT Gro & Inc, Cl IB                   Putnam VT Growth and Income Fund - Class IB Shares           1,923,844
                                          Putnam VT International Growth and Income
Put VT Intl Gro & Inc, Cl IB              Fund - Class IB Shares                                           1,263
Put VT Vista, Cl IB                       Putnam VT Vista Fund -  Class IB Shares                        148,515
RVS VP Bal                                RVST RiverSource Variable Portfolio - Balanced Fund          1,279,727
                                          RVST RiverSource Variable Portfolio - Cash
RVS VP Cash Mgmt                          Management Fund                                             66,843,687
                                          RVST RiverSource Variable Portfolio - Diversified
RVS VP Div Bond                           Bond Fund                                                  107,186,553
                                          RVST RiverSource Variable Portfolio - High Yield
RVS VP Hi Yield Bond                      Bond Fund                                                    1,431,417
                                          RVST RiverSource Variable Portfolio - Dynamic
RVS VP Dyn Eq                             Equity Fund                                                 13,317,926
----------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
14  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2008:

                                                   AIM VI        AIM VI        AIM VI       DREY SOC        OPPEN
                                                  CAP APPR,     CORE EQ,      INTL GRO,     RESP GRO,      GLOBAL
PRICE LEVEL                                         SER I         SER I         SER I         INIT         SEC VA
                                                --------------------------------------------------------------------
1.00%                                               $0.50         $0.80         $  --         $  --         $  --
1.05%                                                  --            --            --            --            --
1.10%                                                0.49          0.80            --            --            --
1.15%                                                0.61          0.80            --            --            --
1.20%                                                0.41          0.80            --          0.48            --
1.25%                                                  --            --            --            --            --
1.25%                                                0.60          0.80            --          0.48            --
1.30%                                                  --            --            --            --            --
1.35%                                                0.48          0.80            --            --            --
1.40%                                                0.67          1.06          1.23          0.57          1.33
1.45%                                                0.40          0.79            --          0.47            --
1.50%                                                0.40          0.79            --          0.47            --
1.55%                                                  --            --            --            --            --
1.60%                                                0.44          0.79            --          1.01            --
1.65%                                                0.39          0.79            --          0.46            --
1.70%                                                0.39          0.79            --          0.46            --
1.75%                                                  --            --            --            --            --
1.80%                                                0.96          0.79            --          1.00            --
1.85%                                                  --            --            --            --            --
1.90%                                                  --            --            --            --            --
1.95%                                                  --            --            --            --            --
2.00%                                                  --            --            --            --            --
2.05%                                                  --            --            --            --            --
2.10%                                                  --            --            --            --            --
2.15%                                                  --            --            --            --            --
2.20%                                                  --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------





                                                    OPPEN         OPPEN        PUT VT        PUT VT        PUT VT
                                                   MAIN ST      STRATEGIC    GRO & INC,    INTL GRO &      VISTA,
PRICE LEVEL                                          VA          BOND VA        CL IB      INC, CL IB       CL IB
                                                --------------------------------------------------------------------
1.00%                                               $  --         $  --         $0.74         $  --         $0.41
1.05%                                                  --            --            --            --          0.53
1.10%                                                  --            --          0.74            --          0.41
1.15%                                                  --            --          0.71            --          0.55
1.20%                                                  --            --          0.79            --          0.33
1.25%                                                  --            --            --            --          0.40(1)
1.25%                                                  --            --          0.70            --          0.54
1.30%                                                  --            --          0.95            --          0.99
1.35%                                                  --            --          0.72            --          0.40
1.40%                                                0.70          1.41          0.85          0.92          0.61
1.45%                                                  --            --          0.78            --          0.32
1.50%                                                  --            --          0.74            --          0.32
1.55%                                                  --            --          0.93            --          0.97
1.60%                                                  --            --          0.72            --          0.71
1.65%                                                  --            --          0.93            --          0.31
1.70%                                                  --            --          0.73            --          0.31
1.75%                                                  --            --          0.77            --          0.72
1.80%                                                  --            --          0.71            --          0.70
1.85%                                                  --            --          0.92            --          0.96
1.90%                                                  --            --            --            --          0.70
1.95%                                                  --            --            --            --          0.70
2.00%                                                  --            --            --            --          0.70
2.05%                                                  --            --            --            --          0.70
2.10%                                                  --            --            --            --          0.70
2.15%                                                  --            --            --            --          0.70
2.20%                                                  --            --            --            --          0.69
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  15

                                                                                             RVS VP
                                                   RVS VP        RVS VP        RVS VP       HI YIELD       RVS VP
PRICE LEVEL                                          BAL        CASH MGMT     DIV BOND        BOND         DYN EQ
                                                --------------------------------------------------------------------
1.00%                                               $0.79         $1.16         $1.12         $  --         $0.63
1.05%                                                  --          1.07          1.01          0.79          0.63
1.10%                                                0.78          1.10          1.12            --          0.63
1.15%                                                0.82          1.17          1.25          1.01          0.73
1.20%                                                  --          1.09          1.05          0.98          0.48
1.25%                                                  --            --            --            --            --
1.25%                                                0.82          1.16          1.24          1.00          0.48
1.30%                                                  --          1.08          1.06          0.91          0.73
1.35%                                                0.76          1.13          1.10          0.90          0.73
1.40%                                                1.55          1.35          1.61          0.96          1.08
1.45%                                                  --          1.08          1.03          0.94          0.47
1.50%                                                0.72          1.11          1.19          0.93          0.47
1.55%                                                  --          1.06          1.04          0.89          0.72
1.60%                                                0.75          1.10          1.18          0.93          0.47
1.65%                                                  --          1.05          1.04          0.92          0.46
1.70%                                                0.83          1.03          1.05          0.92          0.46
1.75%                                                  --          1.06          1.02          0.89          0.71
1.80%                                                0.81          1.03          1.01          0.97          0.92
1.85%                                                  --          1.04          1.02          0.88          0.71
1.90%                                                  --          1.06          1.00          0.88          0.71
1.95%                                                  --          1.06          1.00          0.88          0.71
2.00%                                                  --          1.05          1.00          0.88          0.71
2.05%                                                  --          1.05          1.00          0.87          0.70
2.10%                                                  --          1.05          1.00          0.87          0.70
2.15%                                                  --          1.05          0.99          0.87          0.70
2.20%                                                  --          1.04          0.99          0.87          0.70
--------------------------------------------------------------------------------------------------------------------



The following is a summary of units outstanding at Dec. 31, 2008:

                                                   AIM VI        AIM VI        AIM VI       DREY SOC        OPPEN
                                                  CAP APPR,     CORE EQ,      INTL GRO,     RESP GRO,      GLOBAL
PRICE LEVEL                                         SER I         SER I         SER I         INIT         SEC VA
                                                --------------------------------------------------------------------
1.00%                                               167,718        86,262           --             --          --
1.05%                                                    --            --           --             --          --
1.10%                                             1,270,797     1,056,516           --             --          --
1.15%                                               143,182       169,830           --             --          --
1.20%                                               701,400     1,470,733           --        232,361          --
1.25%                                                    --            --           --             --          --
1.25%                                             2,040,371     3,332,902           --        564,320          --
1.30%                                                    --            --           --             --          --
1.35%                                             1,930,463     1,884,422           --             --          --
1.40%                                             1,233,139     4,141,723      836,322        254,389      63,424
1.45%                                             1,488,298     2,117,344           --        465,876          --
1.50%                                             2,086,574     1,937,127           --        116,306          --
1.55%                                                    --            --           --             --          --
1.60%                                             1,626,446     1,848,214           --             --          --
1.65%                                               186,639       204,187           --         43,397          --
1.70%                                               331,473       357,832           --        264,770          --
1.75%                                                    --            --           --             --          --
1.80%                                                    --        12,189           --             --          --
1.85%                                                    --            --           --             --          --
1.90%                                                    --            --           --             --          --
1.95%                                                    --            --           --             --          --
2.00%                                                    --            --           --             --          --
2.05%                                                    --            --           --             --          --
2.10%                                                    --            --           --             --          --
2.15%                                                    --            --           --             --          --
2.20%                                                    --            --           --             --          --
--------------------------------------------------------------------------------------------------------------------
Total                                            13,206,500    18,619,281      836,322      1,941,419      63,424
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
16  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

                                                    OPPEN         OPPEN        PUT VT        PUT VT        PUT VT
                                                   MAIN ST      STRATEGIC    GRO & INC,    INTL GRO &      VISTA,
PRICE LEVEL                                          VA          BOND VA        CL IB      INC, CL IB       CL IB
                                                --------------------------------------------------------------------
1.00%                                                   --            --        278,471          --          93,200
1.05%                                                   --            --             --          --              --
1.10%                                                   --            --      1,582,340          --         905,972
1.15%                                                   --            --        196,376          --         130,659
1.20%                                                   --            --         31,013          --       1,430,504
1.25%                                                   --            --             --          --         253,536(1)
1.25%                                                   --            --        891,845          --       1,268,396
1.30%                                                   --            --         70,194          --          21,833
1.35%                                                   --            --      1,007,495          --       1,168,173
1.40%                                              195,410       119,887      1,860,562       4,124         575,513
1.45%                                                   --            --         21,008          --       2,146,886
1.50%                                                   --            --         71,357          --       1,674,246
1.55%                                                   --            --         84,777          --          10,277
1.60%                                                   --            --         29,931          --              --
1.65%                                                   --            --         32,499          --         136,575
1.70%                                                   --            --         11,135          --         549,593
1.75%                                                   --            --             --          --              --
1.80%                                                   --            --             --          --              --
1.85%                                                   --            --          1,641          --           1,543
1.90%                                                   --            --             --          --           8,309
1.95%                                                   --            --             --          --              --
2.00%                                                   --            --             --          --              --
2.05%                                                   --            --             --          --              --
2.10%                                                   --            --             --          --              --
2.15%                                                   --            --             --          --              --
2.20%                                                   --            --             --          --              --
--------------------------------------------------------------------------------------------------------------------
Total                                              195,410       119,887      6,170,644       4,124      10,375,215
--------------------------------------------------------------------------------------------------------------------





                                                                                             RVS VP
                                                   RVS VP        RVS VP        RVS VP       HI YIELD       RVS VP
PRICE LEVEL                                          BAL        CASH MGMT     DIV BOND        BOND         DYN EQ
                                                --------------------------------------------------------------------
1.00%                                               276,954       720,005        743,144           --       325,167
1.05%                                                    --     1,399,322     27,863,173      490,048            --
1.10%                                               453,890     4,841,301      3,119,898           --     2,225,121
1.15%                                                84,812       835,129      2,090,928      698,899     2,481,260
1.20%                                                    --     1,828,755     19,367,820      461,896     1,713,071
1.25%                                                    --            --             --           --            --
1.25%                                               218,472     2,710,535      7,974,845      944,183     3,502,855
1.30%                                                    --     2,107,250      2,893,860      418,562     2,385,313
1.35%                                               479,622     6,136,792     12,661,196      843,446     5,924,515
1.40%                                             1,248,564     4,752,882     10,453,199    2,018,279     3,842,777
1.45%                                                    --     1,365,342     16,779,991      746,177     4,256,327
1.50%                                               709,225     4,619,521     11,223,275    1,242,616     8,098,157
1.55%                                                    --     4,387,569      6,054,777      453,130     2,151,539
1.60%                                             1,329,859     3,556,437      3,697,117    1,952,674     3,771,091
1.65%                                                    --     3,612,315      9,684,574    1,295,388     3,845,399
1.70%                                                36,125     8,229,669     77,285,825    5,600,813    14,085,076
1.75%                                                    --     4,450,357     35,806,694    1,357,132     3,350,306
1.80%                                                    --     1,406,345      1,850,204      531,171       708,752
1.85%                                                    --       372,436      3,518,805      702,628     1,054,356
1.90%                                                    --     5,319,860     52,912,823    3,807,592    10,214,655
1.95%                                                    --     2,015,346     22,574,421      918,284     2,951,801
2.00%                                                    --        78,559        519,673      214,646       279,495
2.05%                                                    --       772,588      3,101,011      276,651       477,810
2.10%                                                    --       959,247      7,577,048      747,871     1,706,182
2.15%                                                    --     1,282,630      4,684,935      456,891       913,722
2.20%                                                    --       352,945        105,086        6,202            --
--------------------------------------------------------------------------------------------------------------------
Total                                             4,837,523    68,113,137    344,544,322   26,185,179    80,264,747
--------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  17

The following is a summary of net assets at Dec. 31, 2008:

                                                   AIM VI        AIM VI        AIM VI       DREY SOC        OPPEN
                                                  CAP APPR,     CORE EQ,      INTL GRO,     RESP GRO,      GLOBAL
PRICE LEVEL                                         SER I         SER I         SER I         INIT         SEC VA
                                                --------------------------------------------------------------------
1.00%                                            $   83,793    $    69,242   $       --     $     --       $    --
1.05%                                                    --             --           --           --            --
1.10%                                               622,988        845,760           --           --            --
1.15%                                                86,699        135,770           --           --            --
1.20%                                               286,474      1,174,218           --      112,117            --
1.25%                                                    --             --           --           --            --
1.25%                                             1,245,516      2,664,542           --      271,091            --
1.30%                                                    --             --           --           --            --
1.35%                                               926,270      1,498,458           --           --            --
1.40%                                               827,091      4,401,099    1,027,334      144,363        84,294
1.45%                                               594,637      1,679,319           --      219,841            --
1.50%                                               830,147      1,534,241           --       54,644            --
1.55%                                                    --             --           --           --            --
1.60%                                               712,800      1,459,901           --           73            --
1.65%                                                73,377        161,068           --       20,122            --
1.70%                                               129,539        281,895           --      122,224            --
1.75%                                                    --             --           --           --            --
1.80%                                                    57          9,577           --           72            --
1.85%                                                    --             --           --           --            --
1.90%                                                    --             --           --           --            --
1.95%                                                    --             --           --           --            --
2.00%                                                    --             --           --           --            --
2.05%                                                    --             --           --           --            --
2.10%                                                    --             --           --           --            --
2.15%                                                    --             --           --           --            --
2.20%                                                    --             --           --           --            --
--------------------------------------------------------------------------------------------------------------------
Total                                            $6,419,388    $15,915,090   $1,027,334     $944,547       $84,294
--------------------------------------------------------------------------------------------------------------------





                                                    OPPEN         OPPEN        PUT VT        PUT VT        PUT VT
                                                   MAIN ST      STRATEGIC    GRO & INC,    INTL GRO &      VISTA,
PRICE LEVEL                                          VA          BOND VA        CL IB      INC, CL IB       CL IB
                                                --------------------------------------------------------------------
1.00%                                             $     --      $     --     $  207,024      $   --      $   38,496
1.05%                                                   --            --             --          --              40
1.10%                                                   --            --      1,166,236          --         370,994
1.15%                                                   --            --        139,474          --          71,514
1.20%                                                   --            --         24,415          --         471,758
1.25%                                                   --            --             --          --         102,743(1)
1.25%                                                   --            --        627,695          --         688,748
1.30%                                                   --            --         66,371          --          21,565
1.35%                                                   --            --        726,745          --         468,175
1.40%                                              137,613       168,773      1,577,433       3,796         350,798
1.45%                                                   --            --         16,326          --         685,355
1.50%                                                   --            --         52,841          --         532,132
1.55%                                                   --            --         78,983          --          10,002
1.60%                                                   --            --         21,560          --              46
1.65%                                                   --            --         30,101          --          42,833
1.70%                                                   --            --          8,132          --         171,607
1.75%                                                   --            --             --          --              44
1.80%                                                   --            --             67          --              45
1.85%                                                   --            --          1,501          --           1,520
1.90%                                                   --            --             --          --           5,845
1.95%                                                   --            --             --          --              36
2.00%                                                   --            --             --          --              36
2.05%                                                   --            --             --          --              36
2.10%                                                   --            --             --          --              46
2.15%                                                   --            --             --          --              36
2.20%                                                   --            --             --          --              36
--------------------------------------------------------------------------------------------------------------------
Total                                             $137,613      $168,773     $4,744,904      $3,796      $4,034,486
--------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
18  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

                                                                                             RVS VP
                                                   RVS VP        RVS VP        RVS VP       HI YIELD       RVS VP
PRICE LEVEL                                          BAL        CASH MGMT     DIV BOND        BOND         DYN EQ
                                                --------------------------------------------------------------------
1.00%                                            $  217,990    $   834,962  $    835,872   $        --   $   205,701
1.05%                                                    --      1,504,211    28,037,994       387,484            64
1.10%                                               354,914      5,333,048     3,486,219            --     1,403,662
1.15%                                                69,891        977,580     2,609,307       708,475     1,823,444
1.20%                                                    --      1,992,452    20,275,600       451,778       822,611
1.25%                                                    --             --            --            --            --
1.25%                                               178,375      3,149,071     9,863,361       947,824     1,676,173
1.30%                                                    --      2,267,263     3,065,256       378,941     1,741,077
1.35%                                               366,331      6,910,452    13,917,990       761,865     4,313,707
1.40%                                             1,941,312      6,418,969    16,865,534     1,942,817     4,141,329
1.45%                                                    --      1,468,043    17,341,470       699,922     1,999,353
1.50%                                               513,488      5,173,198    13,388,690     1,150,327     3,787,031
1.55%                                                    --      4,652,899     6,318,599       405,513     1,551,972
1.60%                                               998,307      3,928,867     4,377,234     1,813,436     1,790,167
1.65%                                                    --      3,807,797    10,046,723     1,194,278     1,774,665
1.70%                                                29,942      8,501,212    81,048,852     5,136,865     6,448,923
1.75%                                                    --      4,713,485    36,436,322     1,203,106     2,394,312
1.80%                                                    52      1,447,932     1,877,325       514,989       652,746
1.85%                                                    --        387,865     3,591,511       620,116       749,783
1.90%                                                    --      5,628,845    53,150,724     3,352,072     7,248,659
1.95%                                                    --      2,127,303    22,621,838       806,507     2,089,849
2.00%                                                    --         82,689       519,598       188,093       197,435
2.05%                                                    --        811,772     3,092,977       241,847       336,691
2.10%                                                    --      1,005,454     7,540,074       652,217     1,199,455
2.15%                                                    --      1,341,256     4,651,736       397,537       640,932
2.20%                                                    --        368,479       104,003         5,382            62
--------------------------------------------------------------------------------------------------------------------
Total                                            $4,670,602    $74,835,104  $365,064,809   $23,961,391   $48,989,803
--------------------------------------------------------------------------------------------------------------------



 (1) Not applicable to RiverSource(R) Platinum Variable Annuity.

9. FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended Dec. 31, 2008 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for variable annuity contracts with the highest and lowest expense. Some of these subaccounts only offer one price level.

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
AIM VI CAP APPR, SER I
2008        13,207  $0.50  to  $0.96    $6,419            --    1.00%   to  1.80%   (43.07%)   to  (43.52%)
2007        17,511  $0.88  to  $1.69   $14,982            --    1.00%   to  1.80%    10.89%    to   10.00%
2006        21,315  $0.79  to  $1.54   $16,424         0.06%    1.00%   to  1.80%     5.24%    to    4.41%
2005        23,769  $0.75  to  $1.47   $17,217         0.06%    1.00%   to  1.80%     7.76%    to    6.90%
2004        28,316  $0.70  to  $1.38   $19,204            --    1.00%   to  1.80%     5.56%    to    4.72%
---------------------------------------------------------------------------------------------------------------
AIM VI CORE EQ, SER I
2008        18,619  $0.80  to  $0.79   $15,915         1.89%    1.00%   to  1.80%   (30.84%)   to  (31.39%)
2007        25,151  $1.16  to  $1.15   $31,183         1.02%    1.00%   to  1.80%     7.04%    to    6.18%
2006        31,151  $1.08  to  $1.08   $36,389         0.77%    1.00%   to  1.80%     8.43%(6) to    7.85%(6)
2005         3,274  $1.26  to  $1.26    $4,117         1.38%    1.40%   to  1.40%     3.85%    to    3.85%
2004         4,188  $1.21  to  $1.21    $5,070         0.93%    1.40%   to  1.40%     7.45%    to    7.45%
---------------------------------------------------------------------------------------------------------------
AIM VI INTL GRO, SER I
2008           836  $1.23  to  $1.23    $1,027         0.50%    1.40%   to  1.40%   (41.21%)   to  (41.21%)
2007         1,067  $2.09  to  $2.09    $2,229         0.37%    1.40%   to  1.40%    13.12%    to   13.12%
2006         1,395  $1.85  to  $1.85    $2,577         0.96%    1.40%   to  1.40%    26.46%    to   26.46%
2005         1,766  $1.46  to  $1.46    $2,579         0.63%    1.40%   to  1.40%    16.29%    to   16.29%
2004         2,223  $1.26  to  $1.26    $2,791         0.61%    1.40%   to  1.40%    22.28%    to   22.28%
---------------------------------------------------------------------------------------------------------------
DREY SOC RESP GRO, INIT
2008         1,941  $0.48  to  $1.00      $945         0.78%    1.20%   to  1.80%   (35.21%)   to  (35.60%)
2007         2,566  $0.74  to  $1.55    $1,935         0.54%    1.20%   to  1.80%     6.49%    to    5.86%
2006         2,879  $0.70  to  $1.46    $2,037         0.11%    1.20%   to  1.80%     7.90%    to    7.26%
2005         3,272  $0.65  to  $1.36    $2,150            --    1.20%   to  1.80%     2.38%    to    1.77%
2004         3,768  $0.63  to  $1.34    $2,420         0.40%    1.20%   to  1.80%     4.94%    to    4.32%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  19

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
OPPEN GLOBAL SEC VA
2008            63  $1.33  to  $1.33       $84         1.74%    1.40%   to  1.40%   (41.02%)   to  (41.02%)
2007           101  $2.25  to  $2.25      $228         1.79%    1.40%   to  1.40%     4.83%    to    4.83%
2006           162  $2.15  to  $2.15      $348         0.99%    1.40%   to  1.40%    16.06%    to   16.06%
2005           166  $1.85  to  $1.85      $308         1.03%    1.40%   to  1.40%    12.72%    to   12.72%
2004           219  $1.64  to  $1.64      $359         1.28%    1.40%   to  1.40%    17.51%    to   17.51%
---------------------------------------------------------------------------------------------------------------
OPPEN MAIN ST VA
2008           195  $0.70  to  $0.70      $138         1.62%    1.40%   to  1.40%   (39.33%)   to  (39.33%)
2007           285  $1.16  to  $1.16      $331         1.16%    1.40%   to  1.40%     2.97%    to    2.97%
2006           404  $1.13  to  $1.13      $456         1.06%    1.40%   to  1.40%    13.43%    to   13.43%
2005           449  $0.99  to  $0.99      $447         1.39%    1.40%   to  1.40%     4.51%    to    4.51%
2004           560  $0.95  to  $0.95      $532         0.86%    1.40%   to  1.40%     7.94%    to    7.94%
---------------------------------------------------------------------------------------------------------------
OPPEN STRATEGIC BOND VA
2008           120  $1.41  to  $1.41      $169         5.58%    1.40%   to  1.40%   (15.40%)   to  (15.40%)
2007           186  $1.66  to  $1.66      $309         4.32%    1.40%   to  1.40%     8.16%    to    8.16%
2006           269  $1.54  to  $1.54      $414         4.11%    1.40%   to  1.40%     6.00%    to    6.00%
2005           276  $1.45  to  $1.45      $400         4.40%    1.40%   to  1.40%     1.25%    to    1.25%
2004           275  $1.43  to  $1.43      $394         5.73%    1.40%   to  1.40%     7.17%    to    7.17%
---------------------------------------------------------------------------------------------------------------
PUT VT GRO & INC, CL IB
2008         6,171  $0.74  to  $0.92    $4,745         2.27%    1.00%   to  1.85%   (39.31%)   to  (39.82%)
2007         8,110  $1.22  to  $1.52   $10,311         1.33%    1.00%   to  1.85%    (6.98%)   to   (7.77%)
2006         9,523  $1.32  to  $1.65   $13,139         1.57%    1.00%   to  1.85%    14.76%    to   13.79%
2005        11,028  $1.15  to  $1.45   $13,318         1.57%    1.00%   to  1.85%     4.18%    to    3.30%
2004        11,821  $1.10  to  $1.40   $13,763         1.59%    1.00%   to  1.85%    10.01%    to    9.07%
---------------------------------------------------------------------------------------------------------------
PUT VT INTL GRO & INC, CL IB
2008             4  $0.92  to  $0.92        $4         1.85%    1.40%   to  1.40%   (46.77%)   to  (46.77%)
2007             4  $1.73  to  $1.73        $7         1.91%    1.40%   to  1.40%     5.51%    to    5.51%
2006             8  $1.64  to  $1.64       $13         1.17%    1.40%   to  1.40%    25.46%    to   25.46%
2005             8  $1.31  to  $1.31       $10         0.96%    1.40%   to  1.40%    12.52%    to   12.52%
2004             7  $1.16  to  $1.16        $8         1.26%    1.40%   to  1.40%    19.30%    to   19.30%
---------------------------------------------------------------------------------------------------------------
PUT VT VISTA, CL IB
2008        10,375  $0.41  to  $0.69    $4,034            --    1.00%   to  2.20%   (46.09%)   to  (46.73%)
2007        14,130  $0.77  to  $1.30   $10,294            --    1.00%   to  2.20%     2.77%    to    1.54%
2006        17,229  $0.75  to  $1.28   $12,138            --    1.00%   to  2.20%     4.41%    to    3.16%
2005        19,960  $0.71  to  $1.24   $13,431            --    1.00%   to  2.20%    11.04%    to    9.72%
2004        23,065  $0.64  to  $1.13   $13,950            --    1.00%   to  2.20%    17.43%    to   14.79%(4)
---------------------------------------------------------------------------------------------------------------
RVS VP BAL
2008         4,838  $0.79  to  $0.81    $4,671         0.24%    1.00%   to  1.80%   (30.61%)   to  (31.17%)
2007         5,727  $1.13  to  $1.18    $8,314         2.85%    1.00%   to  1.80%     0.72%    to   (0.09%)
2006         6,381  $1.13  to  $1.18    $9,672         2.49%    1.00%   to  1.80%    13.25%    to   12.35%
2005         7,089  $0.99  to  $1.05   $10,143         2.57%    1.00%   to  1.80%     2.89%    to    2.06%
2004         8,244  $0.97  to  $1.03   $11,890         2.27%    1.00%   to  1.80%     8.50%    to    7.65%
---------------------------------------------------------------------------------------------------------------
RVS VP CASH MGMT
2008        68,113  $1.16  to  $1.04   $74,835         2.21%    1.00%   to  2.20%     1.23%    to    0.12%
2007        44,459  $1.15  to  $1.04   $48,814         4.72%    1.00%   to  2.20%     3.78%    to    2.54%
2006        31,639  $1.10  to  $1.02   $34,059         4.40%    1.00%   to  2.20%     3.45%    to    2.22%
2005        26,657  $1.07  to  $0.99   $28,914         2.59%    1.00%   to  2.20%     1.59%    to    0.39%
2004        27,673  $1.05  to  $0.99   $29,764         0.73%    1.00%   to  2.20%    (0.27%)   to   (0.90%)(4)
---------------------------------------------------------------------------------------------------------------
RVS VP DIV BOND
2008       344,544  $1.12  to  $0.99  $365,065         0.41%    1.00%   to  2.20%    (7.25%)   to   (8.35%)
2007       314,829  $1.21  to  $1.08  $364,190         4.76%    1.00%   to  2.20%     4.15%    to    2.90%
2006       168,698  $1.16  to  $1.05  $190,300         4.43%    1.00%   to  2.20%     3.37%    to    2.15%
2005        30,043  $1.13  to  $1.03   $38,123         3.71%    1.00%   to  2.20%     1.10%    to   (0.09%)
2004        31,737  $1.11  to  $1.03   $40,367         3.85%    1.00%   to  2.20%     3.45%    to    2.86%(4)
---------------------------------------------------------------------------------------------------------------
RVS VP HI YIELD BOND
2008        26,185  $0.79  to  $0.87   $23,961         0.29%    1.05%   to  2.20%   (25.96%)   to  (26.80%)
2007        32,755  $1.07  to  $1.19   $40,773         7.38%    1.05%   to  2.20%     0.82%    to   (0.37%)
2006        41,667  $1.06  to  $1.19   $51,788         7.47%    1.05%   to  2.20%     5.95%(7) to    8.41%
2005        25,254  $1.24  to  $1.10   $28,933         6.44%    1.15%   to  2.20%     2.83%    to    1.74%
2004        13,631  $1.21  to  $1.08   $15,492         6.97%    1.15%   to  2.20%    10.12%    to    8.02%(4)
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
20  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
RVS VP DYN EQ
2008        80,265  $0.63  to  $0.70   $48,990         0.22%    1.00%   to  2.20%   (42.74%)   to  (43.42%)
2007        85,164  $1.10  to  $1.24   $91,451         1.31%    1.00%   to  2.20%     1.90%    to    0.68%
2006        95,900  $1.08  to  $1.23  $102,345         1.19%    1.00%   to  2.20%     8.36%(5) to   12.78%
2005        90,004  $1.11  to  $1.09   $85,540         1.14%    1.15%   to  2.20%     4.96%    to    3.87%
2004        57,070  $1.06  to  $1.05   $53,075         1.11%    1.15%   to  2.20%     5.87%(4) to    5.14%(4)
---------------------------------------------------------------------------------------------------------------



 (1)These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. These ratios are annualized for periods less than one year.
 (2)These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
 (3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of maximum to minimum values, based on the price level representing the minimum and maximum expense ratio amounts, some individual price level total returns are not within the ranges presented due to the introduction of new price levels during the year and other market factors.
 (4)New price level operations commenced on April 30, 2004.
 (5)New price level operations commenced on March 17, 2006.
 (6)New price level operations commenced on April 28, 2006.
 (7)New price level operations commenced on May 1, 2006.


--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  21

CONDENSED FINANCIAL INFORMATION

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount. The date in which operations commenced in each price level is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT.

YEAR ENDED DEC. 31,                       2008     2007     2006    2005    2004    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION FUND, SERIES I SHARES (08/26/1999)
Accumulation unit value at
beginning of period                       $1.18    $1.07   $1.02   $0.95   $0.91   $0.71   $0.95   $1.26   $1.43   $1.00
Accumulation unit value at end of
period                                    $0.67    $1.18   $1.07   $1.02   $0.95   $0.91   $0.71   $0.95   $1.26   $1.43
Number of accumulation units
outstanding at end of period (000
omitted)                                  1,233    1,646   1,879   2,133   2,822   2,936   3,287   4,269   3,037      57
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at
beginning of period                       $1.54    $1.45   $1.26   $1.21   $1.13   $0.92   $1.10   $1.45   $1.72   $1.30
Accumulation unit value at end of
period                                    $1.06    $1.54   $1.45   $1.26   $1.21   $1.13   $0.92   $1.10   $1.45   $1.72
Number of accumulation units
outstanding at end of period (000
omitted)                                  4,142    5,535   7,315   3,274   4,188   4,903   5,619   6,927   7,597   5,343
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND, SERIES I SHARES (10/30/1997)
Accumulation unit value at
beginning of period                       $2.09    $1.85   $1.46   $1.26   $1.03   $0.81   $0.97   $1.29   $1.77   $1.16
Accumulation unit value at end of
period                                    $1.23    $2.09   $1.85   $1.46   $1.26   $1.03   $0.81   $0.97   $1.29   $1.77
Number of accumulation units
outstanding at end of period (000
omitted)                                    836    1,067   1,395   1,766   2,223   2,748   2,968   3,616   3,510   3,074
--------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC., INITIAL SHARES (08/26/1999)
Accumulation unit value at
beginning of period                       $0.88    $0.83   $0.77   $0.75   $0.72   $0.58   $0.82   $1.08   $1.23   $1.00
Accumulation unit value at end of
period                                    $0.57    $0.88   $0.83   $0.77   $0.75   $0.72   $0.58   $0.82   $1.08   $1.23
Number of accumulation units
outstanding at end of period (000
omitted)                                    254      372     374     419     461     433     431     434     423     123
--------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA (08/26/1999)
Accumulation unit value at
beginning of period                       $2.25    $2.15   $1.85   $1.64   $1.40   $0.99   $1.29   $1.49   $1.44   $1.00
Accumulation unit value at end of
period                                    $1.33    $2.25   $2.15   $1.85   $1.64   $1.40   $0.99   $1.29   $1.49   $1.44
Number of accumulation units
outstanding at end of period (000
omitted)                                     63      101     162     166     219     151     154     158     155       1
--------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA (08/26/1999)
Accumulation unit value at
beginning of period                       $1.16    $1.13   $0.99   $0.95   $0.88   $0.71   $0.88   $0.99   $1.10   $1.00
Accumulation unit value at end of
period                                    $0.70    $1.16   $1.13   $0.99   $0.95   $0.88   $0.71   $0.88   $0.99   $1.10
Number of accumulation units
outstanding at end of period (000
omitted)                                    195      285     404     449     560     465     538     591     680      34
--------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER STRATEGIC BOND FUND/VA (08/26/1999)
Accumulation unit value at
beginning of period                       $1.66    $1.54   $1.45   $1.43   $1.34   $1.15   $1.08   $1.05   $1.04   $1.00
Accumulation unit value at end of
period                                    $1.41    $1.66   $1.54   $1.45   $1.43   $1.34   $1.15   $1.08   $1.05   $1.04
Number of accumulation units
outstanding at end of period (000
omitted)                                    120      186     269     276     275     247     268     238     268      44
--------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND - CLASS IB SHARES (10/05/1998)
Accumulation unit value at
beginning of period                       $1.40    $1.51   $1.32   $1.28   $1.16   $0.93   $1.16   $1.26   $1.18   $1.18
Accumulation unit value at end of
period                                    $0.85    $1.40   $1.51   $1.32   $1.28   $1.16   $0.93   $1.16   $1.26   $1.18
Number of accumulation units
outstanding at end of period (000
omitted)                                  1,861    2,565   3,460   4,185   4,645   5,239   5,706   6,280   6,616   4,302
--------------------------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL GROWTH AND INCOME FUND - CLASS IB SHARES (08/26/1999)
Accumulation unit value at
beginning of period                       $1.73    $1.64   $1.31   $1.16   $0.97   $0.72   $0.84   $1.08   $1.08   $1.00
Accumulation unit value at end of
period                                    $0.92    $1.73   $1.64   $1.31   $1.16   $0.97   $0.72   $0.84   $1.08   $1.08
Number of accumulation units
outstanding at end of period (000
omitted)                                      4        4       8       8       7       7      42      55     174       7
--------------------------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND - CLASS IB SHARES (08/26/1999)
Accumulation unit value at
beginning of period                       $1.14    $1.11   $1.07   $0.96   $0.82   $0.63   $0.92   $1.40   $1.48   $1.00
Accumulation unit value at end of
period                                    $0.61    $1.14   $1.11   $1.07   $0.96   $0.82   $0.63   $0.92   $1.40   $1.48
Number of accumulation units
outstanding at end of period (000
omitted)                                    576      709     822     851     922     951     888     782     403       1
--------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - BALANCED FUND (02/21/1995)
Accumulation unit value at
beginning of period                       $2.24    $2.24   $1.98   $1.93   $1.79   $1.51   $1.76   $1.99   $2.07   $1.83
Accumulation unit value at end of
period                                    $1.55    $2.24   $2.24   $1.98   $1.93   $1.79   $1.51   $1.76   $1.99   $2.07
Number of accumulation units
outstanding at end of period (000
omitted)                                  1,249    1,756   2,335   3,221   4,136   5,043   5,336   6,404   6,779   5,985
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
22  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT

VARIABLE ACCOUNT CHARGES OF 1.40% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                       2008     2007     2006    2005    2004    2003    2002    2001    2000    1999
--------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (02/21/1995)
Accumulation unit value at
beginning of period                       $1.34    $1.29   $1.26   $1.24   $1.25   $1.26   $1.26   $1.24   $1.18   $1.15
Accumulation unit value at end of
period                                    $1.35    $1.34   $1.29   $1.26   $1.24   $1.25   $1.26   $1.26   $1.24   $1.18
Number of accumulation units
outstanding at end of period (000
omitted)                                  4,753    3,976   3,923   6,630   7,059   5,254   8,572   8,409   4,421     941
*The 7-day simple and compound yields for RVST RiverSource Variable Portfolio - Cash Management Fund at Dec. 31, 2008 were
(0.52%) and (0.52%), respectively.
--------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (02/21/1995)
Accumulation unit value at
beginning of period                       $1.75    $1.68   $1.63   $1.62   $1.58   $1.53   $1.47   $1.38   $1.33   $1.33
Accumulation unit value at end of
period                                    $1.61    $1.75   $1.68   $1.63   $1.62   $1.58   $1.53   $1.47   $1.38   $1.33
Number of accumulation units
outstanding at end of period (000
omitted)                                 10,453   12,248   8,733   8,279   9,515   7,119   7,272   8,923   9,498   8,127
--------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (08/26/1999)
Accumulation unit value at
beginning of period                       $1.30    $1.30   $1.19   $1.16   $1.05   $0.85   $0.93   $0.90   $1.00   $1.00
Accumulation unit value at end of
period                                    $0.96    $1.30   $1.30   $1.19   $1.16   $1.05   $0.85   $0.93   $0.90   $1.00
Number of accumulation units
outstanding at end of period (000
omitted)                                  2,018    3,017   4,475   3,380   3,074   2,699   2,403   5,449     556       8
--------------------------------------------------------------------------------------------------------------------------
RVST RIVERSOURCE VARIABLE PORTFOLIO - DYNAMIC EQUITY FUND (02/21/1995)
(PREVIOUSLY RVST RIVERSOURCE VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND)
Accumulation unit value at
beginning of period                       $1.89    $1.86   $1.64   $1.56   $1.50   $1.18   $1.53   $1.89   $2.33   $1.91
Accumulation unit value at end of
period                                    $1.08    $1.89   $1.86   $1.64   $1.56   $1.50   $1.18   $1.53   $1.89   $2.33
Number of accumulation units
outstanding at end of period (000
omitted)                                  3,843    4,871   5,898   4,590   4,708   4,663   5,116   6,019   6,358   5,864
--------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                  RIVERSOURCE PLATINUM VARIABLE ANNUITY - 2008 ANNUAL REPORT  23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2008 and 2007, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2008 the Company adopted Statement of Financial Accounting Standards (FAS) No. 157, Fair Value Measurements. Also discussed in Note 3, in 2007 the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, and American Institute of Certified Public Accountants Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

March 2, 2009



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2008          2007

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2008, $19,452;
  2007, $21,020)                                                          $18,070       $20,792
  Common and preferred stocks, at fair value (cost: 2008 and 2007,
  $30)                                                                         16            29
Commercial mortgage loans, at cost (less allowance for loan losses:
2008, $17; 2007, $16)                                                       2,737         2,892
Policy loans                                                                  722           697
Trading securities and other investments                                      452           155
-------------------------------------------------------------------------------------------------
    Total investments                                                      21,997        24,565

Cash and cash equivalents                                                   3,307           980
Reinsurance recoverables                                                    1,592         1,290
Amounts due from brokers                                                        3           123
Deferred income taxes, net                                                    599             9
Other accounts receivable                                                      99           119
Accrued investment income                                                     239           252
Deferred acquisition costs                                                  4,424         4,429
Deferred sales inducement costs                                               518           511
Other assets                                                                2,658           609
Separate account assets                                                    41,787        58,070
-------------------------------------------------------------------------------------------------
    Total assets                                                          $77,223       $90,957
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                    $28,753       $26,977
Policy claims and other policyholders' funds                                  172            91
Amounts due to brokers                                                      1,862           361
Other liabilities                                                             910           392
Separate account liabilities                                               41,787        58,070
-------------------------------------------------------------------------------------------------
    Total liabilities                                                      73,484        85,891
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,116         2,031
Retained earnings                                                           2,336         3,188
Accumulated other comprehensive loss, net of tax:
  Net unrealized securities losses                                           (678)         (116)
  Net unrealized derivative losses                                            (38)          (40)
-------------------------------------------------------------------------------------------------
Total accumulated other comprehensive loss                                   (716)         (156)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                              3,739         5,066
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                            $77,223       $90,957
=================================================================================================



See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2008          2007          2006

REVENUES
Premiums                                                          $  481        $  485        $  533
Net investment income                                              1,252         1,424         1,622
Policy and contract charges                                        1,352         1,217         1,045
Other revenue                                                        255           255           189
Net realized investment gains (losses)                              (442)           61            51
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 2,898         3,442         3,440
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                     673           760           724
Interest credited to fixed accounts                                  790           847           955
Amortization of deferred acquisition costs                           861           470           356
Separation costs                                                      --            97           131
Other insurance and operating expenses                               692           781           637
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    3,016         2,955         2,803
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                                (118)          487           637
Income tax provision (benefit)                                      (189)           53           129
-------------------------------------------------------------------------------------------------------
    Net income                                                    $   71        $  434        $  508
=======================================================================================================



See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2008          2007          2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $    71       $   434       $   508
Adjustments to reconcile net income to net cash provided by
operating activities:
  Capitalization of deferred acquisition costs and deferred
  sales inducement costs                                             (679)         (828)         (813)
  Amortization of deferred acquisition costs and deferred
  sales inducement costs                                              982           523           404
  Premium and discount amortization on Available-for-Sale              57            70            75
  Deferred income taxes, net                                         (234)           83           121
  Contractholder and policyholder charges, non-cash                  (248)         (206)         (220)
  Net realized investment losses (gains)                              442           (61)          (51)
Change in operating assets and liabilities:
  Trading securities and equity method investments, net              (110)          166           320
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 308           275           274
  Policy claims and other policyholders' funds                         81             2             3
  Reinsurance recoverables                                           (302)         (153)         (154)
  Other accounts receivable                                            20           (28)          (27)
  Accrued investment income                                            14            49            21
  Other assets and liabilities, net                                 1,623            22           (76)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                           2,025           348           385
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                                 246         3,020         1,895
  Maturities, sinking fund payments and calls                       2,510         1,908         2,014
  Purchases                                                        (1,684)         (677)       (1,416)
Other investments, excluding policy loans:
  Proceeds from sales, maturities, sinking fund payments and
  calls                                                               282           473           513
  Purchases                                                          (250)         (504)         (441)
Change in policy loans, net                                           (25)          (47)          (36)
-------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY INVESTING ACTIVITIES                           1,079         4,173         2,529
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Activity related to investment contracts and universal life-
type insurance:
  Considerations received                                           2,913         1,093         1,267
  Net transfers from (to) separate accounts                            91           (50)         (307)
  Surrenders and other benefits                                    (2,931)       (3,838)       (3,688)
Other                                                                 (77)           (8)           --
Tax adjustment of share-based incentive compensation plan               2             2             1
Cash dividend to Ameriprise Financial, Inc.                          (775)         (900)         (300)
-------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                                (777)       (3,701)       (3,027)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                2,327           820          (113)
Cash and cash equivalents at beginning of year                        980           160           273
-------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS AT END OF YEAR                          $ 3,307       $   980       $   160
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid (received), net                               $   168       $    (4)      $    64
  Interest paid on borrowings                                          --            --             1


See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2008
(IN MILLIONS)

                                                                                          ACCUMULATED
                                                             ADDITIONAL                      OTHER
                                                 COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                  STOCK        CAPITAL      EARNINGS     INCOME/(LOSS)       TOTAL
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2005                      $ 3         $2,020        $3,580          $(131)         $5,472
Comprehensive income:
  Net income                                        --             --           508             --             508
  Other comprehensive income (loss), net of
  tax:
    Change in net unrealized securities
    losses                                          --             --            --            (77)            (77)
    Change in net unrealized derivative
    losses                                          --             --            --             (1)             (1)
                                                                                                         ------------
Total comprehensive income                                                                                     430
Tax adjustment of share-based incentive
compensation plan                                   --              1            --             --               1
Cash dividends to Ameriprise Financial,
Inc.                                                --             --          (300)            --            (300)
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2006                      $ 3         $2,021        $3,788          $(209)         $5,603
Change in accounting principles, net of tax         --             --          (134)            --            (134)
Comprehensive income:
  Net income                                        --             --           434             --             434
  Other comprehensive income (loss), net of
  tax:
    Change in net unrealized securities
    losses                                          --             --            --             52              52
    Change in net unrealized derivative
    losses                                          --             --            --              1               1
                                                                                                         ------------
Total comprehensive income                                                                                     487
Tax adjustment of share-based incentive
compensation plan                                   --              2            --             --               2
Cash dividends to Ameriprise Financial,
Inc.                                                --             --          (900)            --            (900)
Non-cash capital contribution from
Ameriprise Financial, Inc.                          --              8            --             --               8
---------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2007                      $ 3         $2,031        $3,188          $(156)         $5,066
Change in accounting principles, net of tax         --             --           (30)            --             (30)
Comprehensive income:
  Net income                                        --             --            71             --              71
  Other comprehensive income (loss), net of
  tax:
    Change in net unrealized securities
    losses                                          --             --            --           (562)           (562)
    Change in net unrealized derivative
    losses                                          --             --            --              2               2
                                                                                                         ------------
Total comprehensive loss                                                                                      (489)
Tax adjustment of share-based incentive
compensation plan                                   --              2            --             --               2
Cash dividends to Ameriprise Financial,
Inc.                                                --             --          (775)            --            (775)
Non-cash capital contribution from
Ameriprise Financial, Inc.                          --             83            --             --              83
Non-cash dividend to Ameriprise Financial,
Inc.                                                --             --          (118)            --            (118)
---------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2008                      $ 3         $2,116        $2,336          $(716)         $3,739
=====================================================================================================================




See Notes to Consolidated Financial Statements.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Company is a stock life insurance company with one wholly owned operating subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY issues insurance and annuity products.

On December 31, 2008, Ameriprise Financial contributed all of the issued and outstanding shares of RiverSource Tax Advantaged Investments, Inc. ("RiverSource Tax Adv. Inv.") to RiverSource Life Insurance Company. RiverSource Tax Adv. Inv. is domiciled in Delaware and is a limited partner in affordable housing partnership investments.

RiverSource Life Insurance Company and its two subsidiaries are referred to collectively in these notes as "RiverSource Life".

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Through 2007, RiverSource Life was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. The separation from American Express was completed in 2007.

RiverSource Life's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on an increase in a broad-based stock market index. RiverSource Life issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. RiverSource Life issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under RiverSource Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and its wholly owned subsidiaries, RiverSource Life of NY and RiverSource Tax Adv. Inv. All significant intercompany accounts and transactions have been eliminated in consolidation.

RESTATEMENT FOR CONSOLIDATION OF RIVERSOURCE TAX ADV. INV.
The consolidated financial statements give effect to the RiverSource Tax Adv. Inv. transfer as a pooling of interests for entities under common control. Prior periods have been restated to include the accounts of RiverSource Tax Adv. Inv. using the



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

pooling of interests method in order to be comparable to the current year. Following are the amounts related to RiverSource Tax Adv. Inv. which are included in RiverSource Life's consolidated financial statements:

                                                                             DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Total revenues                                                     $(31)         $(33)         $(41)
Net income                                                           11            13            22
Shareholder's equity: Retained earnings                             239           347           334


RECLASSIFICATIONS
The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 13. Certain reclassifications of prior year amounts have been made to conform to the current presentation. In the second quarter of 2008, RiverSource Life reclassified the mark-to-market adjustment on certain derivatives from net investment income to various expense lines where the mark-to-market adjustment on the related embedded derivative resides. The mark-to-market adjustment on derivatives hedging variable annuity living benefits and equity indexed annuities were reclassified to benefits, claims, losses and settlement expenses and interest credited to fixed accounts, respectively.

The following table shows the impact of the reclassification of the mark-to-market adjustment and the effect of the pooling of interests of RiverSource Tax. Adv. Inv. made to RiverSource Life's previously reported Consolidated Statements of Income.

                                                         YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2007                        2006
                                                       ------------------------------------------------------
                                                        PREVIOUSLY   RESTATED AND   PREVIOUSLY   RESTATED AND
(IN MILLIONS)                                            REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $  485        $  485        $  533        $  533
Net investment income                                      1,555         1,424         1,657         1,622
Policy and contract charges                                1,217         1,217         1,045         1,045
Other revenue                                                255           255           189           189
Net realized investment gain                                  61            61            51            51
-------------------------------------------------------------------------------------------------------------
  Total revenues                                           3,573         3,442         3,475         3,440
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses             855           760           705           724
Interest credited to fixed accounts                          850           847           968           955
Amortization of deferred acquisition costs                   470           470           356           356
Separation costs                                              97            97           131           131
Other insurance and operating expenses                       781           781           637           637
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                              3,053         2,955         2,797         2,803
-------------------------------------------------------------------------------------------------------------

Pretax income                                                520           487           678           637
Income tax provision                                          99            53           192           129
-------------------------------------------------------------------------------------------------------------
NET INCOME                                                $  421        $  434        $  486        $  508
=============================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
RiverSource Life consolidates all entities in which it holds a greater than 50% voting interest or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships, except for immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which RiverSource Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in hedge funds in which RiverSource Life holds an interest that is less than 50% are accounted for under the equity method. All other investments that are not reported at fair value as Available-for-Sale or trading securities are accounted for under the cost method where RiverSource Life owns less than a 20% voting interest and does not exercise significant influence.

RiverSource Life consolidates all VIEs for which it is considered to be the primary beneficiary. The determination as to whether an entity is a VIE is based on the amount and nature of RiverSource Life's equity investment in the entity. RiverSource Life also considers other characteristics such as the ability to influence the decision making about the entity's activities and how the entity is financed. The determination as to whether RiverSource Life is considered to be the primary beneficiary is based on whether RiverSource Life will absorb a majority of the VIE's expected losses, receive a majority of the



RiverSource Life Insurance Company

--------------------------------------------------------------------------------


VIE's expected residual return, or both. There were no consolidated VIEs as of December 31, 2008, 2007 and 2006. See Note 5 for additional information about RiverSource Life's VIEs.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

INVESTMENTS
Investments consist of the following:

AVAILABLE-FOR-SALE SECURITIES
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in consolidated results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. RiverSource Life regularly reviews Available-for-Sale securities for impairments in value considered to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to net income. A write-down for impairment can be recognized for both credit-related events and for change in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery in value cannot be recognized in net income until the principal is returned.

Factors RiverSource Life considers in determining whether declines in the fair value of fixed-maturity securities are other-than-temporary include: 1) the extent to which the market value is below amortized cost; 2) RiverSource Life's ability and intent to hold the investment for a sufficient period of time for it to recover to an amount at least equal to its carrying value; 3) the duration of time in which there has been a significant decline in value; 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and 5) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. For structured investments (e.g., mortgage backed securities), RiverSource Life also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments, cumulative loss projections and discounted cash flows in assessing potential other-than-temporary impairment of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management. Other-than-temporary impairment charges are recorded in net realized investment gains (losses) within the Consolidated Statements of Income.

See Note 11 for information regarding the fair values of assets and liabilities.

COMMERCIAL MORTGAGE LOANS, NET
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is measured as the excess of the loan's recorded investment over (i) present value of its expected principal and interest payments discounted at the loan's effective interest rate, or (ii) the fair value of collateral. Additionally, the level of the allowance for loan losses considers other factors, including historical experience, economic conditions and geographic concentrations. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

POLICY LOANS
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

TRADING SECURITIES AND OTHER INVESTMENTS
Included in trading securities and other investments are separate account and mutual fund seed money, equity method investments in hedge funds, trading bonds, interests in affordable housing partnerships and below investment grade syndicated bank loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. Affordable housing partnerships and investments in hedge funds are accounted for under the equity method. Below investment grade syndicated bank loans reflect amortized cost less allowance for losses.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

REINSURANCE
RiverSource Life cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premium paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premium, net of change in any prepaid reinsurance asset, is reported as a reduction of premiums. Fixed and variable universal life reinsurance premium is reported as a reduction of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. See Note 11 for information regarding RiverSource Life's fair value measurement of derivative instruments. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. RiverSource Life occasionally designates derivatives as (1) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (2) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives hedging variable annuity living benefits and equity indexed annuities are included within benefits, claims, losses and settlement expenses and interest credited to fixed accounts, respectively. Changes in fair value of all other derivatives is a component of net investment income.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as of the corresponding hedged assets, liabilities or firm commitments, are recognized in current earnings. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

Derivative instruments that are entered into for hedging purposes are designated as such at the time RiverSource Life enters into the contract. For all derivative instruments that are designated for hedging activities, RiverSource Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------


RiverSource Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, RiverSource Life will discontinue the application of hedge accounting.

The equity component of the equity indexed annuity obligations are considered embedded derivatives. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in fair value of the equity indexed annuity embedded derivatives is reflected in the interest credited to fixed accounts. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC are amortized over time. For annuity and universal life contracts, DAC are amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and universal life insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life's consolidated results of operations.

For annuity, life, DI and LTC insurance products, key assumptions underlying those long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing annuity and insurance business during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life typically uses a mean reversion process as a guideline in setting near-term equity asset growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. In the fourth quarter of 2008, RiverSource Life decided to constrain near-term equity growth rates below the level suggested by mean reversion. This constraint is based on RiverSource Life's analysis of historical equity returns following downturns in the market. DAC amortization expense recorded in a period when client asset value growth rates exceed near-term estimates will typically be less than in a period when growth rates fall short of near-term estimate.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
Deferred sales inducement costs ("DSIC") consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholder and variable life insurance policyholders. RiverSource Life receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

FIXED ANNUITIES AND VARIABLE ANNUITY GUARANTEES
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, equity indexed annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life offers contracts containing GMWB and GMAB provisions and, until May 2007, RiverSource Life offered contracts containing guaranteed minimum income benefit ("GMIB") provisions. As a result of the recent market decline, the amount by which guarantees exceed the accumulation value has increased significantly.

In determining the liabilities for variable annuity death benefits, GMIB and the life contingent benefits associated with GMWB, RiverSource Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

The variable annuity death benefit liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions are determined in the same way as the liability for variable annuity death benefits. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2008, depending on year of issue, with an average rate of approximately 5.8%.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Liabilities for equity indexed annuities are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

LIFE, DISABILITY INCOME AND LONG TERM CARE INSURANCE
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2008, with an average rate of 4.8%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2008, with an average rate of 4.1%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2008, depending on policy form, issue year and policy duration. Anticipated interest rates for DI vary by plan and were 7.5% and 6.0% at policy issue grading to 5.0% over five years and 4.5% over 20 years, respectively. Anticipated discount rates for LTC vary by plan and were 5.8% at December 31, 2008 and range from 5.9% to 6.3% over 40 years.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable.

SOURCES OF REVENUE
RiverSource Life's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

PREMIUM REVENUES
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

NET INVESTMENT INCOME
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans and policy loans, mark-to-market adjustment on trading securities and certain derivatives and pro-rata share of net income or loss of equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

POLICY AND CONTRACT CHARGES
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life's separate account assets. Cost of insurance charges on



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

NET REALIZED INVESTMENT GAINS (LOSSES)
Realized gains and losses are recognized using the specific identification method, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses primarily include expenses allocated to RiverSource Life from its parent, Ameriprise Financial, for RiverSource Life's share of compensation, professional and consultant fees, information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory.

INCOME TAXES
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the consolidated financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

RiverSource Life is required to establish a valuation allowance for any portion of deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, a) future taxable income exclusive of reversing temporary differences and carryforwards, b) future reversals of existing taxable temporary differences, c) taxable income in prior carryback years, and d) tax planning strategies.

3. RECENT ACCOUNTING PRONOUNCEMENTS

In January 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position ("FSP") Emerging Issues Task Force ("EITF") No. 99-20-1 "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the impairment guidance in EITF 99-20 to be more consistent with other impairment models used for debt securities. FSP EITF 99-20-1 is effective prospectively for reporting periods ending after December 15, 2008. The adoption of FSP EITF 99-20-1 did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

In December 2008, the FASB issued FSP FAS 140-4 and FASB Interpretation No. ("FIN") 46(R)-8 "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"), which is effective for the first reporting period ending after December 15, 2008. This FSP requires additional disclosure related to transfers of financial assets and variable interest entities. RiverSource Life applied the disclosure requirements of this FSP as of December 31, 2008.

In November 2008, the FASB issued EITF No. 08-6 "Equity Method Investments Accounting Considerations" ("EITF 08-6"), which is effective for the first annual reporting period beginning on or after December 15, 2008. EITF 08-6 clarifies the effects of the issuance of Statement of Financial Accounting Standards ("SFAS") No. 141 (revised 2007) "Business Combinations" ("SFAS 141(R)") and SFAS No. 160 "Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51" ("SFAS 160"). See further information on the issuance of SFAS 141(R) and SFAS 160 below. RiverSource Life will apply EITF 08-6 to any transactions within scope occurring after December 31, 2008.

In November 2008, the FASB issued EITF No. 08-7 "Accounting for Defensive Intangible Assets" ("EITF 08-7"), which is effective for the first annual reporting period beginning on or after December 15, 2008. EITF 08-7 provides guidance on intangible assets acquired after the effective date of SFAS 141(R) that an entity does not intend to actively use but intends to hold to prevent others from using. RiverSource Life will apply EITF 08-7 to any transactions within scope occurring after December 31, 2008.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP 157-3"), which was effective upon issuance, including prior periods for which financial statements have not been issued. FSP 157-3 clarifies the application of SFAS No. 157 "Fair Value Measurements" ("SFAS 157") in a market that is not active and provides an example of key considerations to determine the fair value of financial assets when the market for those assets is not active. The adoption of FSP 157-3 did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

In March 2008, the FASB issued SFAS No. 161 "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 intends to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures about their impact on an entity's financial position, financial performance and cash flows. SFAS 161 requires disclosures regarding the objectives for using derivative instruments, the fair value of derivative instruments and their related gains and losses, and the accounting for derivatives and related hedged items. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008, with early adoption permitted. RiverSource Life is currently evaluating the impact of SFAS 161 on its disclosures. RiverSource Life's adoption of SFAS 161 will not impact its consolidated financial condition and results of operations.

In December 2007, the FASB issued SFAS 141(R), which establishes principles and requirements for how an acquirer recognizes and measures the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in an acquiree, and goodwill acquired. SFAS 141(R) also requires an acquirer to disclose information about the financial effects of a business combination. SFAS 141(R) is effective prospectively for business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with early adoption prohibited. RiverSource Life will apply the standard to any business combinations within the scope of SFAS 141(R) occurring after December 31, 2008.

In December 2007, the FASB issued SFAS No. 160, which establishes the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. SFAS 160 requires that noncontrolling (minority) interests be classified as equity (instead of as a liability) within the consolidated balance sheets, and net income attributable to both the parent and the noncontrolling interest be disclosed on the face of the consolidated statements of income. SFAS 160 is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of SFAS 160 are to be applied prospectively, except for the presentation and disclosure requirements which are to be applied retrospectively to all periods presented. RiverSource Life is currently evaluating the impact of SFAS 160 on its consolidated financial condition and results of operations.

In September 2006, the FASB issued SFAS 157 which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, SFAS 157 does not require any new fair value measurements. The provisions of SFAS 157 are required to be applied prospectively as of the beginning of the fiscal year in which SFAS 157 is initially applied, except for certain financial instruments as defined in SFAS 157 that require retrospective application. Any retrospective application will be recognized as a cumulative effect adjustment to the opening balance of retained earnings for the fiscal year of adoption. RiverSource Life adopted SFAS 157 effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $30 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives RiverSource Life uses to hedge its exposure to market risk related to certain variable annuity riders. RiverSource Life initially recorded these derivatives in accordance with EITF Issue No. 02-3 "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities" ("EITF 02-3"). SFAS 157 nullifies the guidance in EITF 02-3 and requires these derivatives to be marked to the price RiverSource Life would receive to sell the derivatives to a market participant (an exit price). The adoption of SFAS 157 also resulted in adjustments to the fair value of RiverSource Life's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, RiverSource Life considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, RiverSource Life adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk and expenses and adjusting the rate used to discount expected cash flows to reflect a current market estimate of RiverSource Life's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $4 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of RiverSource Life not fulfilling these liabilities. As RiverSource Life's estimate of this credit spread widens or tightens, the liability will decrease or increase.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

In accordance with FSP FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"), RiverSource Life deferred the adoption of SFAS 157 until January 1, 2009 for all nonfinancial assets and nonfinancial liabilities, except for those that are recognized or disclosed at fair value in the financial statements on a recurring basis. See Note 11 for additional information regarding the fair values of RiverSource Life's assets and liabilities.

In June 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life adopted FIN 48 as of January 1, 2007. The effect of adopting FIN 48 on RiverSource Life's consolidated financial condition and results of operations was not material.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," ("SOP 05-1"). SOP 05-1 provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted SOP 05-1 resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting SOP 05-1, RiverSource Life recorded as a cumulative change in accounting principle $206 million, reducing DAC by $204 million, DSIC by $11 million and liabilities for future policy benefits by $9 million. The after-tax decrease to retained earnings for these changes was $134 million.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES
The following is a summary of Available-for-Sale securities by type:

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN MILLIONS)                    COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,030        $ 86         $(1,123)      $10,993
Mortgage and other asset backed securities                  6,961          98            (454)        6,605
U.S. government and agencies obligations                      200          11              --           211
State and municipal obligations                               164           1             (20)          145
Foreign government bonds and obligations                       95          16              (4)          107
Structured investments(a)                                       2           7              --             9
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     19,452         219          (1,601)       18,070
Common and preferred stocks                                    30          --             (14)           16
-------------------------------------------------------------------------------------------------------------
  Total                                                   $19,482        $219         $(1,615)      $18,086
=============================================================================================================




 (a) Includes unconsolidated collateralized debt obligations.

                                                                          DECEMBER 31, 2007
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN MILLIONS)                    COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,870        $112          $(307)       $12,675
Mortgage and other asset backed securities                  7,637          33            (84)         7,586
U.S. government and agencies obligations                      249           7             (1)           255
State and municipal obligations                               165           3             (6)           162
Foreign government bonds and obligations                       97          15             --            112
Structured investments(a)                                       2          --             --              2
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                     21,020         170           (398)        20,792
Common and preferred stocks                                    30          --             (1)            29
-------------------------------------------------------------------------------------------------------------
  Total                                                   $21,050        $170          $(399)       $20,821
=============================================================================================================



 (a) Includes unconsolidated collateralized debt obligations.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

At December 31, 2008 and 2007, fixed maturity securities comprised approximately 82% and 85%, respectively, of RiverSource Life's total investments. These securities were rated by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), except for approximately $1.1 billion and $1.3 billion of securities at December 31, 2008 and 2007, respectively, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating was used. A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2008                         DECEMBER 31, 2007
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 7,038       $ 6,779          38%        $ 7,854       $ 7,815          38%
AA                                           1,071         1,017           6           2,046         2,029          10
A                                            4,132         3,883          21           3,973         3,938          19
BBB                                          5,901         5,388          30           5,586         5,514          26
Below investment grade                       1,310         1,003           5           1,561         1,496           7
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $19,452       $18,070         100%        $21,020       $20,792         100%
==========================================================================================================================



At December 31, 2008 and 2007, approximately 44% and 45%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

                                                                         DECEMBER 31, 2008
                                        ----------------------------------------------------------------------------------
(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $5,086         $(372)       $3,309        $  (751)      $ 8,395       $(1,123)
Mortgage and other asset backed
securities                                    879          (139)        1,457           (315)        2,336          (454)
U.S. government and agencies
obligations                                    --            --            11             --            11            --
State and municipal obligations                17            (1)           78            (19)           95           (20)
Foreign government bonds and
obligations                                    20            (4)           --             --            20            (4)
Common and preferred stock                     --            --            16            (14)           16           (14)
--------------------------------------------------------------------------------------------------------------------------
  Total                                    $6,002         $(516)       $4,871        $(1,099)      $10,873       $(1,615)
==========================================================================================================================




                                                                         DECEMBER 31, 2007
                                        ----------------------------------------------------------------------------------
(IN MILLIONS)                               LESS THAN 12 MONTHS          12 MONTHS OR MORE                 TOTAL
--------------------------------------------------------------------------------------------------------------------------
                                            FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
--------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                  $1,477         $(45)        $ 7,083        $(262)       $ 8,560        $(307)
Mortgage and other asset backed
securities                                    888          (15)          4,219          (69)         5,107          (84)
U.S. government and agencies
obligations                                    --           --             154           (1)           154           (1)
State and municipal obligations                47           (4)             63           (2)           110           (6)
Foreign government bonds and
obligations                                    --           --               2           --              2           --
Common and preferred stock                     29           (1)             --           --             29           (1)
--------------------------------------------------------------------------------------------------------------------------
  Total                                    $2,441         $(65)        $11,521        $(334)       $13,962        $(399)
==========================================================================================================================



In evaluating potential other-than-temporary impairments, RiverSource Life considers the extent to which amortized costs exceeds fair value and the duration of that difference. The following table summarizes the unrealized losses by ratio of fair value to amortized cost:

                                                                DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
                                                        GROSS                                     GROSS
RATIO OF FAIR VALUE       NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
TO AMORTIZED COST        SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
95% -- 100%                  191         $3,181         $ (75)          69         $1,068        $   (23)        260
90% -- 95%                    98          1,667          (129)          48          1,001            (86)        146
80% -- 90%                    62            747          (119)          82          1,465           (271)        144
Less than 80%                 47            407          (193)         150          1,337           (719)        197
------------------------------------------------------------------------------------------------------------------------
  Total                      398         $6,002         $(516)         349         $4,871        $(1,099)        747
========================================================================================================================

                             DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
                                          GROSS
RATIO OF FAIR VALUE         FAIR       UNREALIZED
TO AMORTIZED COST           VALUE        LOSSES
--------------------------------------------------
95% -- 100%                $ 4,249       $   (98)
90% -- 95%                   2,668          (215)
80% -- 90%                   2,212          (390)
Less than 80%                1,744          (912)
--------------------------------------------------
  Total                    $10,873       $(1,615)
==================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

                                                                DECEMBER 31, 2007
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
                                                        GROSS                                     GROSS
RATIO OF FAIR VALUE       NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
TO AMORTIZED COST        SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
95% -- 100%                  164         $2,015         $(25)          486         $10,169        $(180)         650
90% -- 95%                    31            305          (22)           48             811          (57)          79
80% -- 90%                     4            121          (18)           32             461          (66)          36
Less than 80%                  1             --           --            10              80          (31)          11
------------------------------------------------------------------------------------------------------------------------
  Total                      200         $2,441         $(65)          576         $11,521        $(334)         776
========================================================================================================================

                             DECEMBER 31, 2007
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
                                          GROSS
RATIO OF FAIR VALUE         FAIR       UNREALIZED
TO AMORTIZED COST           VALUE        LOSSES
--------------------------------------------------
95% -- 100%                $12,184        $(205)
90% -- 95%                   1,116          (79)
80% -- 90%                     582          (84)
Less than 80%                   80          (31)
--------------------------------------------------
  Total                    $13,962        $(399)
==================================================



As part of RiverSource Life's ongoing monitoring process, management determined that a majority of the increase in gross unrealized losses on its Available-for-Sale securities in 2008 was attributable primarily to widening of credit spreads across sectors. A majority of the unrealized losses for the year ended December 31, 2008 related to corporate debt securities and mortgage backed and asset backed securities. From an overall perspective, the gross unrealized losses were not concentrated in any individual industries or with any individual securities. The securities with a fair value to amortized cost ratio of 80%-90% primarily related to the banking, communications, energy, and utility industries. The total gross unrealized loss related to the banking industry was $91 million. The securities with a fair value to amortized cost ratio of less than 80% primarily relate to the consumer cyclical, communications, real estate investment trusts, and consumer non-cyclical industries. The largest unrealized loss associated with an individual issuer, excluding GNMA, FNMA and FHLMC mortgage backed securities, was $34 million. The securities related to this issuer have a fair value to amortized cost ratio of 65% and have been in an unrealized loss position for more than 12 months. RiverSource Life believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value. In addition, RiverSource Life has the ability and intent to hold these securities until anticipated recovery which may not be until maturity.

RiverSource Life regularly reviews Available-for-Sale securities for impairments in value considered to be other-than-temporary. See Note 2 for additional information regarding RiverSource Life's evaluation of potential other-than-temporary impairments.

RiverSource Life's total mortgage and asset backed exposure at December 31, 2008 was $6.6 billion which included $3.5 billion of residential mortgage backed securities and $2.4 billion of commercial mortgage backed securities. At December 31, 2008, residential mortgage backed securities included $3.0 billion of agency-backed securities, $0.3 billion of Alt-A securities, and $0.2 billion of prime, non-agency securities. With respect to the Alt-A securities, the vast majority are rated AAA. None of the structures are levered, and the majority of the AAA-rated holdings are "super senior" bonds, meaning they have more collateral support or credit enhancement than required to receive a AAA rating. The prime, non-agency securities are a seasoned portfolio, almost entirely 2005 and earlier production, with the vast majority AAA-rated. With regard to asset backed securities, RiverSource Life's exposure at December 31, 2008 was $0.7 billion, which included $0.1 billion of securities backed by subprime collateral. These securities are predominantly AAA-rated bonds backed by seasoned, traditional, first lien collateral. Holdings include both floating rate and short-duration, fixed securities. RiverSource Life has no other structured or hedge fund investments with exposure to subprime residential mortgages.

The change in net unrealized securities gains (losses) in other comprehensive income includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period (holding gains (losses)); (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification of realized gains (losses)) and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC and annuity liabilities, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

The following table presents the components of the net unrealized securities gains (losses), net of tax, included in accumulated other comprehensive loss:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Net unrealized securities losses at January 1                      $(116)        $(168)        $ (91)
Holding (losses) gains, net of tax of $405, $38 and $63,
respectively                                                        (754)           70          (116)
Reclassification of realized gains, net of tax of $3, $16 and
$17, respectively                                                     (5)          (28)          (33)
DAC, net of tax of $80, $5 and $15, respectively                     148            (7)           29
DSIC, net of tax of $11, nil and $2, respectively                     21            (1)            3
Fixed annuity liabilities, net of tax of $15, $11 and $22,
respectively                                                          28            18            40
-------------------------------------------------------------------------------------------------------
  Net unrealized securities losses at December 31                  $(678)        $(116)        $(168)
=======================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Available-for-Sale securities by maturity at December 31, 2008 were as follows:

                                                                         AMORTIZED       FAIR
(IN MILLIONS)                                                              COST          VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $   830       $   824
Due after one year through five years                                       7,229         6,718
Due after five years through 10 years                                       3,112         2,707
Due after 10 years                                                          1,318         1,207
-------------------------------------------------------------------------------------------------
                                                                           12,489        11,456
Mortgage and other asset backed securities                                  6,961         6,605
Structured investments                                                          2             9
Common and preferred stocks                                                    30            16
-------------------------------------------------------------------------------------------------
  Total                                                                   $19,482       $18,086
=================================================================================================



The expected payments on mortgage and other asset backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Sales                                                             $   246       $3,020        $ 1,895
Maturities, sinking fund payments and calls                         2,510        1,908          2,014
Purchases                                                          (1,684)        (677)        (1,416)


Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Gross realized investment gains                                    $  13         $ 64          $ 61
Gross realized investment losses                                      (6)         (20)          (10)
Other-than-temporary impairments                                    (440)          (4)           --


The $440 million of other-than-temporary impairments in 2008 primarily related to credit-related losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities. The $4 million of other-than-temporary impairments in 2007 related to corporate debt securities in the publishing and home building industries which were downgraded in 2007.

At December 31, 2008 and 2007, bonds carried at $6 million and $7 million, respectively, were on deposit with various states as required by law.

COMMERCIAL MORTGAGE LOANS, NET

The following is a summary of commercial mortgage loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                 $2,754        $2,908
Less: allowance for loan losses                                              (17)          (16)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                            $2,737        $2,892
=================================================================================================



Commercial mortgage loans are first mortgages on real estate. RiverSource Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

The balances of and changes in the allowance for loan losses were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Balance at January 1                                                $16          $ 37           $41
Provision for loan losses                                             1           (21)           --
Foreclosures, write-offs and loan sales                              --            --            (4)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                              $17          $ 16           $37
=======================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by region were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2008                        2007
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. region
Atlantic                                                  $  880          $ 3         $  922         $ 22
North Central                                                629           10            687           33
Pacific                                                      463           20            461           21
Mountain                                                     319           10            343            9
South Central                                                287           --            298            8
New England                                                  176           --            197            8
-------------------------------------------------------------------------------------------------------------
                                                           2,754           43          2,908          101
Less: allowance for loan losses                              (17)          --            (16)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,737          $43         $2,892         $101
=============================================================================================================



Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2008                        2007
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by property type
Office buildings                                          $  777          $18         $  874         $ 12
Shopping centers and retail                                  869           23            860           66
Apartments                                                   383           --            419            8
Industrial buildings                                         485            2            510            9
Hotels and motels                                             76           --             78           --
Medical buildings                                             32           --             42           --
Mixed use                                                     50           --             52            1
Other                                                         82           --             73            5
-------------------------------------------------------------------------------------------------------------
                                                           2,754           43          2,908          101
Less: allowance for loan losses                              (17)          --            (16)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,737          $43         $2,892         $101
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2008 and 2007 approximate fair value.

BELOW INVESTMENT GRADE SYNDICATED BANK LOANS, NET
The following is a summary of below investment grade syndicated bank loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Below investment grade syndicated bank loans                               $260           $62
Less: allowance for loan losses                                             (12)           (4)
-------------------------------------------------------------------------------------------------
Net below investment grade syndicated bank loans                           $248           $58
=================================================================================================



Below investment grade syndicated bank loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

TRADING SECURITIES
Net recognized gains related to trading securities were $10 million at December 31, 2008 and net recognized losses were $24 million and $36 million for the years ended December 31, 2007 and 2006, respectively.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

SOURCES OF INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,043        $1,187        $1,409
Income on commercial mortgage loans                                  173           173           181
Trading securities and other investments                              55            82            51
-------------------------------------------------------------------------------------------------------
                                                                   1,271         1,442         1,641
Less: Investment expenses                                             19            18            19
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,252        $1,424        $1,622
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                   $(433)         $40           $50
Commercial mortgage loans                                             (1)          --             1
Trading securities and other investments                              (8)          --            --
Reduction in the allowance for loan losses                            --           21            --
-------------------------------------------------------------------------------------------------------
  Total                                                            $(442)         $61           $51
=======================================================================================================



5. VARIABLE INTEREST ENTITIES

RiverSource Tax Adv. Inv., a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RiverSource Tax Adv. Inv.'s maximum exposure to loss as a result of its investment in the affordable housing partnerships is limited to the carrying values. RiverSource Tax Adv. Inv. has no obligation to provide further financial or other support to the affordable housing partnerships nor has RiverSource Tax Adv. Inv. provided any additional support to the affordable housing partnerships. RiverSource Life had no liabilities recorded as of December 31, 2008 and 2007 related to the affordable housing partnerships.

RiverSource Tax Adv. Inv. is a limited partner in affordable housing partnerships which qualify for government sponsored low income housing tax credit programs. In most cases, RiverSource Tax Adv. Inv. has less than 50% interest in the partnerships sharing in benefits and risks with other limited partners in proportion to RiverSource Tax Adv. Inv.'s ownership interest. In the limited cases in which RiverSource Tax Adv. Inv. has a greater than 50% interest in affordable housing partnerships, it was determined that the relationship with the general partner is an agent relationship and the general partner was most closely related to the partnership as it is the key decision maker and controls the operations. The carrying values are reflected in trading securities and other investments and were $54 million and $88 million as of December 31, 2008 and 2007, respectively.

6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2008, RiverSource Life completed the annual detailed review of valuation assumptions. In addition, during the third quarter of 2008, RiverSource Life converted to a new industry standard valuation system that provides enhanced modeling capabilities.

The total pretax impacts on RiverSource Life's assets and liabilities attributable to the review of valuation assumptions and the valuation system conversion during the third quarter of 2008 and the review of the valuation assumptions during the third quarter of 2007 and 2006 were as follows:

                                                                                                 FUTURE
BALANCE SHEET IMPACT                   REINSURANCE                                  OTHER        POLICY         OTHER
DEBIT (CREDIT) (IN MILLIONS)          RECOVERABLES       DAC          DSIC         ASSETS       BENEFITS     LIABILITIES
------------------------------------------------------------------------------------------------------------------------
2008 period                                $92          $(82)          $(6)          $ 1          $ 96           $ 5
2007 period                                 (2)          (16)            3            --           (15)           --
2006 period                                 (1)           38            --            --           (12)           --
BALANCE SHEET IMPACT
DEBIT (CREDIT) (IN MILLIONS)              TOTAL
--------------------------------------------------
2008 period                               $106
2007 period                                (30)
2006 period                                 25



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The total pretax impacts on RiverSource Life's revenues and expenses attributable to the review of the valuation assumptions and the valuation system conversion for the year ended December 31, 2008 and the review of the valuation assumptions for the years ended December 31, 2007 and 2006 were as follows:

                                                                           BENEFITS,                     OTHER
                                                                            CLAIMS,                    INSURANCE
                                                            POLICY AND    LOSSES AND                      AND
PRETAX                                                       CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN MILLIONS)                 PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
-------------------------------------------------------------------------------------------------------------------------------
2008 period                                       $ 2           $95          $ 90          $(82)          $ 1          $106
2007 period                                        --            (2)          (12)          (16)           --           (30)
2006 period                                        --            (1)          (12)           38            --            25


The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,429        $4,411        $4,036
Cumulative effect of accounting change                                36          (204)           --
Capitalization of acquisition costs                                  592           704           687
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (779)         (454)         (394)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          (82)          (16)           38
Impact of change in net unrealized securities losses (gains)         228           (12)           44
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,424        $4,429        $4,411
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $ 511         $452          $370
Cumulative effect of accounting change                                 9          (11)           --
Capitalization of sales inducements                                   87          124           126
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (115)         (56)          (48)
Amortization, impact of valuation assumptions review and
valuation system conversion                                           (6)           3            --
Impact of change in net unrealized securities losses (gains)          32           (1)            4
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $ 518         $511          $452
=======================================================================================================



Effective January 1, 2008, RiverSource Life adopted SFAS 157 and recorded as a cumulative change in accounting principle a pretax increase of $36 million and $9 million to DAC and DSIC, respectively. See Note 3 and Note 11 for additional information regarding SFAS 157.

Effective January 1, 2007, RiverSource Life adopted SOP 05-1 and recorded as a cumulative change in accounting principle a pretax reduction of $204 million and $11 million to DAC and DSIC, respectively.

7. REINSURANCE

Generally, RiverSource Life reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. RiverSource Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life is $1.5 million (increased from $750,000 during 2008) on any policy insuring a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, RiverSource Life (and RiverSource Life of NY for 1996 and later issues) retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to a subsidiary of Genworth Financial, Inc. ("Genworth").

Generally, RiverSource Life retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in October 2007 in most states and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. RiverSource Life retains all risk for new claims on DI contracts sold on other policy forms. RiverSource Life also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

In addition, RiverSource Life assumes life insurance and fixed annuity risk under reinsurance arrangements with unaffiliated insurance companies.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

At December 31, 2008, 2007 and 2006, traditional life and universal life insurance in force aggregated $192.3 billion, $187.3 billion and $174.1 billion, respectively, of which $127.6 billion, $117.4 billion and $102.4 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life also reinsures a portion of the risks assumed under its DI and LTC policies.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 631         $ 621         $ 645
Reinsurance assumed                                                    2             2             3
Reinsurance ceded                                                   (152)         (138)         (115)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 481         $ 485         $ 533
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $61 million, $57 million and $55 million of reinsurance ceded for the years ended December 31, 2008, 2007 and 2006, respectively.

Reinsurance recovered from reinsurers was $142 million, $126 million and $115 million for the years ended December 31, 2008, 2007 and 2006, respectively. Reinsurance contracts do not relieve RiverSource Life from its primary obligation to policyholders.

Included in reinsurance recoverables is approximately $1.2 billion and $1.0 billion related to LTC risk ceded to Genworth as of December 31, 2008 and 2007, respectively. Included in future policy benefits is $689 million and $730 million related to assumed reinsurance arrangements as of December 31, 2008 and 2007, respectively.

8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $14,058       $14,382
Equity indexed annuities accumulated host values                              228           253
Equity indexed annuities embedded derivatives                                  16            53
Variable annuities fixed sub-accounts                                       5,623         5,419
Variable annuity GMWB                                                       1,471           136
Variable annuity GMAB                                                         367            33
Other variable annuity guarantees                                              67            27
-------------------------------------------------------------------------------------------------
  Total annuities                                                          21,830        20,303
Variable universal life ("VUL")/universal life ("UL") insurance             2,526         2,568
Other life, DI and LTC insurance                                            4,397         4,106
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             28,753        26,977
Policy claims and other policyholders' funds                                  172            91
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $28,925       $27,068
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $37,657       $51,764
VUL insurance variable sub-accounts                                         4,091         6,244
Other insurance variable sub-accounts                                          39            62
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                      $41,787       $58,070
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life generally invests the proceeds from the annuity payments in fixed rate securities. The interest rate risks under these obligations were partially hedged with derivative instruments designated as a cash flow hedge of the interest credited on forecasted sales. As of January 1, 2007 the hedge designation was removed. See Note 15 for additional information regarding RiverSource Life's derivative instruments.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Equity Indexed Annuities
The Index 500 Annuity, RiverSource Life's equity indexed annuity product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. RiverSource Life generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 15 for additional information regarding RiverSource Life's derivative instruments.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. RiverSource Life previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding RiverSource Life's variable annuity guarantees. RiverSource Life does not currently hedge its risk under the GMDB, GGU and GMIB provisions. The total value of variable annuity contracts with GMWB riders decreased from $13.1 billion at December 31, 2007 to $12.7 billion at December 31, 2008. The total value of variable annuity contracts with GMAB riders decreased from $2.3 billion at December 31, 2007 to $2.0 billion at December 31, 2008. See Note 15 for additional information regarding derivative instruments used to hedge GMWB and GMAB risk.

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. RiverSource Life also offers term and whole life insurance as well as disability products. RiverSource Life no longer offers LTC products but has in-force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life contain GMDB provisions. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions. See
Note 2 and Note 8 for additional information regarding the liabilities related to variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. RiverSource Life has three primary GMDB provisions:

- RETURN OF PREMIUM -- provides purchase payments minus adjusted partial surrenders.

- RESET -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- RATCHET -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance. The GMWB offered initially guarantees that the contractholder can withdraw 7% per year until the amount withdrawn is equal to the guaranteed amount, regardless of the performance of the underlying funds. In 2006, RiverSource Life began offering an enhanced withdrawal benefit that gives contractholders a choice to withdraw 6% per year for the life of the contractholder ("GMWB for life") or 7% per year until the amount withdrawn is equal to the guaranteed amount. In 2007, RiverSource Life added a new GMWB benefit design that is available in a joint version that promises 6% withdrawals while either contractholder remains alive. In addition, once withdrawals begin, the contractholder's funds are moved to one of the three less aggressive asset allocation models (of the five that are available prior to withdrawal).



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain universal life contracts offered by RiverSource Life provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides summary information related to all variable annuity guarantees for which RiverSource Life has established additional liabilities:

                                                        DECEMBER 31, 2008                            DECEMBER 31, 2007
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                                                    CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN                      WEIGHTED         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE      NET AMOUNT       AVERAGE       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)    ATTAINED AGE       VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of Premium                    $22,249        $20,153        $ 4,873          61           $25,804        $23,892
  Six-Year Reset                        12,719         10,063          2,802          61            20,231         17,617
  One-Year Ratchet                       5,770          5,061          2,163          62             7,908          7,143
  Five-Year Ratchet                        951            888            199          59             1,211          1,163
  Other                                    471            429            192          66               693            639
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $42,160        $36,594        $10,229          61           $55,847        $50,454
===========================================================================================================================
GGU DEATH BENEFIT                      $   699        $   619        $    65          63           $   950        $   873
===========================================================================================================================
GMIB                                   $   567        $   511        $   245          63           $   927        $   859
===========================================================================================================================
GMWB:
  GMWB                                 $ 3,513        $ 3,409        $ 1,312          63           $ 5,104        $ 4,980
  GMWB for life                          9,194          8,764          2,704          63             7,958          7,685
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $12,707        $12,173        $ 4,016          63           $13,062        $12,665
===========================================================================================================================
GMAB                                   $ 2,006        $ 1,937        $   608          56           $ 2,260        $ 2,205
===========================================================================================================================

                                         DECEMBER 31, 2007
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of Premium                     $ 26            60
  Six-Year Reset                         167            60
  One-Year Ratchet                        81            61
  Five-Year Ratchet                        1            58
  Other                                   12            65
---------------------------------------------------------------
    Total -- GMDB                       $287            60
===============================================================
GGU DEATH BENEFIT                       $ 80            62
===============================================================
GMIB                                    $ 18            62
===============================================================
GMWB:
  GMWB                                  $ 22            62
  GMWB for life                           33            62
---------------------------------------------------------------
    Total -- GMWB                       $ 55            62
===============================================================
GMAB                                    $  3            55
===============================================================



(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit always equals account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract. As a result of the recent market decline, the amount by which guarantees exceed the accumulation value has increased significantly.

Changes in additional liabilities (assets) were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability (asset) balance at January 1, 2007        $ 26           $ 5         $  (12)        $ (5)          $ 1
Incurred claims                                        1            --            148           38             4
Paid claims                                           (3)           (2)            --           --            (1)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2007                24             3            136           33             4
Incurred claims                                       58            10          1,335          334             6
Paid claims                                          (27)           (1)            --           --            (3)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008              $ 55           $12         $1,471         $367           $ 7
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                  $21,899       $34,540
  Bond                                                                     12,135        12,549
  Other                                                                     3,463         4,478
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $37,497       $51,567
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the periods presented.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

10. LINES OF CREDIT

In September 2008, RiverSource Life, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life's statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 28 basis points. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2008.

RiverSource Life had a collateral loan agreement with Ameriprise Financial aggregating up to $75 million which expired on October 31, 2008.

RiverSource Life has available a committed line of credit with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR plus 28 basis points. There were no amounts outstanding on this line of credit at December 31, 2008 and 2007.

11. FAIR VALUES OF ASSETS AND LIABILITIES

Effective January 1, 2008, RiverSource Life adopted SFAS 157, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
Under SFAS 157, RiverSource Life categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by RiverSource Life's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
RiverSource Life uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. RiverSource Life's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. RiverSource Life's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, RiverSource Life maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their net asset value ("NAV") and classified as Level 1. RiverSource Life's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

AVAILABLE-FOR-SALE SECURITIES
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques such as the present value of cash flows. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate and municipal bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. Level 3 securities include corporate bonds, non-agency residential mortgage backed securities and asset backed securities.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Through RiverSource Life's own experience transacting in the marketplace and through discussions with its pricing vendors, RiverSource Life believes that the market for non-agency residential mortgage backed securities is inactive. Indicators of inactive markets include: pricing services' reliance on brokers or discounted cash flow analyses to provide prices, an increase in the disparity between prices provided by different pricing services for the same security, unreasonably large bid-offer spreads and a significant decrease in the volume of trades relative to historical levels. In certain cases, this market inactivity has resulted in RiverSource Life applying valuation techniques that rely more on an income approach (discounted cash flows using market rates) than on a market approach (prices from pricing services). RiverSource Life considers market observable yields for other asset classes it considers to be of similar risk which includes nonperformance and liquidity for individual securities to set the discount rate for applying the income approach to certain non-agency residential mortgage backed securities.

At the beginning of the fourth quarter of 2008, $219 million of prime non-agency residential mortgage backed securities were transferred from Level 2 to Level 3 of the fair value hierarchy because management believes the market for these prime quality assets is now inactive. The loss recognized on these assets during the fourth quarter of 2008 was $47 million of which $13 million was included in net investment income and $34 million was included in other comprehensive loss.

SEPARATE ACCOUNT ASSETS
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

DERIVATIVES
The fair value of derivatives that are traded in certain over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include interest rate swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. Structured derivatives that are used by RiverSource Life to hedge its exposure to market risk related to certain variable annuity riders are classified as Level 3.

LIABILITIES

EMBEDDED DERIVATIVES

VARIABLE ANNUITY RIDERS -- GUARANTEED MINIMUM ACCUMULATION BENEFIT AND GUARANTEED MINIMUM WITHDRAWAL BENEFIT
RiverSource Life values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk, and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to policyholder behavior assumptions and margins for risk, profit and expenses that RiverSource Life believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of RiverSource Life's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

EQUITY INDEXED ANNUITIES
RiverSource Life uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its equity indexed annuities. The inputs to these calculations are primarily market observable. As a result, these measurements are classified as Level 2. The embedded derivative liability attributable to the provisions of RiverSource Life's equity indexed annuities is recorded in future policy benefits.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The following table presents the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale:
     Fixed maturities                                      $ 21         $16,336       $1,713        $18,070
     Common and preferred stocks                             --              16           --             16
  Trading securities                                         70              77           --            147
  Cash equivalents                                          432           2,861           --          3,293
  Other assets                                               --           2,238          200          2,438
  Separate account assets                                    --          41,787           --         41,787
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                 $523         $63,315       $1,913        $65,751
=============================================================================================================

Liabilities
  Future policy benefits                                   $ --         $    16       $1,832        $ 1,848
  Other liabilities                                          --             645           --            645
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                            $ --         $   661       $1,832        $ 2,493
=============================================================================================================



The following table provides a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the year ended December 31, 2008:

                                                        AVAILABLE-
                                                         FOR-SALE
                                                        SECURITIES:                   FUTURE
                                                           FIXED         OTHER        POLICY         OTHER
(IN MILLIONS)                                           MATURITIES      ASSETS       BENEFITS     LIABILITIES
-------------------------------------------------------------------------------------------------------------
Balance, January 1                                        $1,810         $ 280        $  (158)        $--
  Total gains (losses) included in:
     Net income (loss)                                      (169)(1)       149(2)      (1,611)(2)      (9)(2)
     Other comprehensive loss                               (304)           --             --          --
  Purchases, sales, issuances and settlements, net           157          (229)           (63)          9
  Transfers into Level 3                                     219(3)         --             --          --
-------------------------------------------------------------------------------------------------------------
Balance, December 31                                      $1,713         $ 200        $(1,832)        $--
=============================================================================================================
Change in unrealized gains (losses) included in net
income relating to assets and liabilities held at
December 31                                               $ (172)(4)     $ 126(2)     $(1,608)(2)     $--
=============================================================================================================



(1) Represents a $176 million loss included in net realized investment gains (losses) and a $7 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents prime non-agency residential mortgage backed securities previously classified as Level 2 for which management believes the market for these prime quality assets is now inactive.

(4) Represents a $175 million loss included in net realized investment gains (losses) and a $3 million gain included in net investment income in the Consolidated Statements of Income.

During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value as of December 31, 2008 and 2007. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2008                        2007
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,737       $ 2,506       $ 2,892       $ 2,868
  Policy loans                                                722           779           697           697
  Other investments                                           248           202            58            59

FINANCIAL LIABILITIES
  Future policy benefits                                   13,116        12,418        18,622        18,077
  Separate account liabilities                                386           386           748           748



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS, NET
The fair value of commercial mortgage loans, except those with significant credit deterioration is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for RiverSource Life's estimate of the amount recoverable on the loan.

POLICY LOANS
The fair value of policy loans has been determined using discounted cash flows.

FUTURE POLICY BENEFITS
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and RiverSource Life's non-performance risk specific to these liabilities. The fair value of fixed annuities, in payout status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for expense margin and RiverSource Life's non-performance risk specific to these liabilities. Variable annuity fixed sub-accounts classified as investment contracts and equity indexed annuities fair value is determined by discounting cash flows adjusted for policyholder behavior and RiverSource Life's non-performance risk specific to these liabilities.

SEPARATE ACCOUNT LIABILITIES
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and RiverSource Life. A non-performance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize non-performance risk.

12. RELATED PARTY TRANSACTIONS

RiverSource Investments, LLC is the investment manager for the proprietary mutual funds used as investment options by RiverSource Life's variable annuity contractholders and variable life insurance policyholders. RiverSource Life provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2008, 2007 and 2006, RiverSource Life received $101 million, $97 million and $76 million, respectively, from RiverSource Investments, LLC for administrative services provided by RiverSource Life.

RiverSource Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RiverSource Life's share of the total net periodic pension cost was approximately $1 million for each of the years ended December 31, 2008, 2007 and 2006.

RiverSource Life participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $3 million in 2008, $3 million in 2007 and $2 million in 2006.

RiverSource Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were nil in 2008 and $3 million in both 2007 and 2006.

RiverSource Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2008, 2007 and 2006 were $1 million, $2 million and $1 million, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life for use of joint facilities, technology support, marketing services and other services aggregated $673 million, $909 million and $755 million for 2008, 2007 and 2006, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life may not be reflective of expenses that would have been incurred by RiverSource Life on a stand-alone basis.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

Dividends paid and received were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                        $775          $900          $300
Cash dividends paid to RiverSource Life Insurance Company
from RiverSource Life of NY                                          77            83            25
Non-cash dividend paid to Ameriprise Financial from
RiverSource Tax Adv. Inv.                                           118            --            --


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 13 for additional information.

During 2008, RiverSource Life received a non-cash capital contribution of $83 million comprised of below investment grade syndicated bank loans from Ameriprise Financial.

In addition, RiverSource Life Insurance Company received a $239 million contribution from Ameriprise Financial, consisting of all the issued and outstanding shares of RiverSource Tax Adv. Inv.

There were no amounts included in other liabilities at December 31, 2008 and 2007 payable to Ameriprise Financial for federal income taxes.

13. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $173 million and $788 million as of December 31, 2008 and 2007, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $(1,184)      $  523        $  469
Statutory net income (loss)(1)                                     (1,407)         555           514
Statutory capital and surplus                                       2,529        2,820         3,258


(1) An increase in statutory reserves for variable annuity guaranteed benefits contributed significantly to the loss in 2008, but was substantially offset by unrealized gains on derivatives which are not included in the statutory income statement, but recorded directly to surplus.

14. INCOME TAXES

RiverSource Life qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $  42         $(30)         $  8
  State                                                                3           --            --
-------------------------------------------------------------------------------------------------------
Total current income tax                                              45          (30)            8
Deferred income tax
  Federal                                                           (236)          83           124
  State                                                                2           --            (3)
-------------------------------------------------------------------------------------------------------
Total deferred income tax                                           (234)          83           121
-------------------------------------------------------------------------------------------------------
Income tax provision (benefit)                                     $(189)        $ 53          $129
=======================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2008          2007          2006
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                          35.0%         35.0%        35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                           56.6         (10.9)        (6.8)
  State taxes, net of federal benefit                               (3.7)           --         (0.4)
  Low income housing credit                                         27.9          (7.0)        (6.9)
  Foreign tax credit, net of addback                                15.3          (2.3)        (0.7)
  Taxes applicable to prior years                                   29.2          (4.0)          --
  Other, net                                                        (0.2)           --          0.1
-------------------------------------------------------------------------------------------------------
Income tax provision                                               160.1%         10.8%        20.3%
=======================================================================================================



RiverSource Life's effective tax rate was 160.1% and 10.8% for the years ended December 31, 2008 and 2007, respectively. The increase in the effective tax rate is primarily due to a pretax loss in relation to a net tax benefit for 2008 compared to pretax income for 2007. RiverSource Life's effective tax rate for 2008 included a $39 million tax benefit related to changes in the status of current audits. RiverSource Life's effective tax rate for 2007 included a $7 million tax benefit related to the finalization of the prior year tax return.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for U.S. GAAP reporting versus income tax return purposes. The significant components of RiverSource Life's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2008          2007
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,744        $1,144
  Investment related                                                          --            61
  Net unrealized losses on Available-for Sale securities and
  derivatives                                                                399            87
  Net operating loss and tax credit carryforwards                            159           125
  Other                                                                       44            38
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           2,346         1,455
Deferred income tax liabilities:
  DAC                                                                      1,168         1,253
  Investment related                                                         398            --
  DSIC                                                                       181           179
  Other                                                                       --            14
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      1,747         1,446
-------------------------------------------------------------------------------------------------
Net deferred income tax assets                                            $  599        $    9
=================================================================================================



RiverSource Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, a) future taxable income exclusive of reversing temporary differences and carryforwards, b) future reversals of existing taxable temporary differences, c) taxable income in prior carryback years, and d) tax planning strategies.

Additionally, RiverSource Life has net operating loss carryforwards of $15 million which expire on December 31, 2025 and 2026 as well as tax credit carryforwards of $124 million which expire December 31, 2025, 2026, 2027 and 2028. RiverSource Life also has $20 million of foreign tax credit carryforwards which expire on December 31, 2016 and 2017. Based on analysis of RiverSource Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2008 and 2007.



RiverSource Life Insurance Company

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Effective January 1, 2007, RiverSource Life adopted the provisions of FIN 48.
The amount RiverSource Life recognized as a result of the implementation of FIN 48 was not material.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                                      2008
-------------------------------------------------------------------------------------------
Balance at December 31, 2007                                                       $  97
Additions based on tax positions related to the current year                        (165)
Additions for tax positions of prior years                                            38
Reductions for tax positions of prior years                                          (59)
-------------------------------------------------------------------------------------------
Balance at December 31, 2008                                                       $ (89)
===========================================================================================



If recognized, approximately $30 million and $49 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2008 and 2007, respectively, would affect the effective tax rate.

RiverSource Life recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life recognized a net reduction of $14 million in interest and penalties for the year ended December 31, 2008. RiverSource Life had a $15 million and a $1 million receivable for the payment of interest and penalties accrued at December 31, 2008 and 2007, respectively.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. However, there are a number of open audits and quantification of a range cannot be made at this time.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return completed its field examination of the RiverSource Life's income tax returns for 1997 through 2002 during 2008. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. The IRS continued its examination of 2003 through 2004 which is expected to be completed during 2009. In the fourth quarter of 2008, the IRS commenced an examination of RiverSource Life's U.S. income tax returns for 2005 through 2007. RiverSource Life or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2006.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life receives. Management believes that it is likely that any such regulations would apply prospectively only.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010.

The items comprising other comprehensive loss are presented net of the following income tax provision (benefit) amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $(302)         $28          $(41)
Net unrealized derivative gains (losses)                               2           --            (1)
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $(300)         $28          $(42)
=======================================================================================================




RiverSource Life Insurance Company

--------------------------------------------------------------------------------

15. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable RiverSource Life to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life does not engage in any derivative instrument trading activities. The following table presents a summary of the notional amount and the current fair value of derivative instruments held at:

                                                                           DECEMBER 31,
                                        ----------------------------------------------------------------------------------
                                                          2008                                      2007
--------------------------------------------------------------------------------------------------------------------------
                                          NOTIONAL            FAIR VALUE            NOTIONAL            FAIR VALUE
(IN MILLIONS)                              AMOUNT         ASSET       LIABILITY      AMOUNT         ASSET       LIABILITY
--------------------------------------------------------------------------------------------------------------------------
Interest rate swaps                        $11,445       $  853         $(250)       $  202         $  6          $ (3)
Swaptions                                    3,200           26            --           800            1            --
Purchased equity options                    16,572        1,512           (79)        6,485          416           (36)
Written equity options                       2,766           22          (255)           57           --            (1)
Total return swaps                           1,706           24           (60)           --           --            --
Equity futures purchased(1)                      1           --            --            70           --            --
Equity futures sold(1)                         599           --            --           202           --            --
--------------------------------------------------------------------------------------------------------------------------
  Total(2)                                 $36,289       $2,437         $(644)       $7,816         $423          $(40)
==========================================================================================================================



 (1) Equity futures have no recorded value as they are cash settled daily.
 (2) The above table does not include certain embedded derivatives.

The following table presents a summary of the notional amount and fair value of derivative instruments based on the risk they hedge:

                                                                           DECEMBER 31,
                                        ----------------------------------------------------------------------------------
                                                          2008                                      2007
--------------------------------------------------------------------------------------------------------------------------
                                          NOTIONAL            FAIR VALUE            NOTIONAL            FAIR VALUE
(IN MILLIONS)                              AMOUNT         ASSET       LIABILITY      AMOUNT         ASSET       LIABILITY
--------------------------------------------------------------------------------------------------------------------------
Equity indexed annuities                   $   213       $    3         $  --        $  295         $ 43          $ (1)
GMWB and GMAB                               36,076        2,434          (644)        6,721          379           (39)
Other                                           --           --            --           800            1            --
--------------------------------------------------------------------------------------------------------------------------
Total                                      $36,289       $2,437         $(644)       $7,816         $423          $(40)
==========================================================================================================================



See Note 11 for additional information regarding RiverSource Life's fair value measurement of derivative instruments.

Cash Flow Hedges
RiverSource Life uses interest rate derivative products, primarily swaps and swaptions, to manage funding costs related to RiverSource Life's fixed annuity business. As of January 1, 2007, RiverSource Life removed the hedge designation from its swaptions used to hedge the risk of increasing interest rates on forecasted fixed premium product sales. The designation was removed due to the hedge relationship no longer being highly effective. Accordingly, all changes in fair value of the swaptions were recorded directly to earnings. As of December 31, 2008, all of these swaptions had expired. Amounts previously recorded in accumulated other comprehensive income (loss) are reclassified into earnings as the originally forecasted transactions occur.

The following is a summary of net unrealized derivatives gains (losses) related to cash flow hedging activity, net of tax:

(IN MILLIONS)                                                      2008          2007          2006
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at January 1                     $(40)         $(41)         $(40)
Holding losses, net of tax of nil, $1 and $2, respectively           (1)           --            (4)
Reclassification of realized gains, net of tax of $2, $1 and
$1, respectively                                                      3             1             3
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at December 31                   $(38)         $(40)         $(41)
=======================================================================================================



At December 31, 2008, RiverSource Life expects to reclassify $6 million of net pretax gains on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next 12 months related to interest rate swaptions that will be recorded in net investment income.

If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) may be recognized into earnings over the period that the hedged item impacts earnings. As discussed above, RiverSource Life removed the hedge designation from its swaptions in 2007 and during 2008 and 2006 there were no other hedges that were terminated or the hedge designation removed. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately. No hedge



RiverSource Life Insurance Company

--------------------------------------------------------------------------------


relationships were discontinued during the years ended December 31, 2008, 2007 and 2006 due to forecasted transactions no longer expected to occur according to the original hedge strategy.

Currently, the longest period of time over which RiverSource Life is hedging exposure to the variability in future cash flows is 10 years and relates to interest credited on forecasted fixed premium product sales. For the years ended December 31, 2008, 2007 and 2006, there were nil, $2 million and $4 million, respectively, in losses on derivative transactions or portions thereof that were ineffective as hedges, excluded from the assessment of hedge effectiveness or reclassified into earnings as a result of the discontinuance of cash flow hedges.

Derivatives Not Designated as Hedges
RiverSource Life holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of interest rate risk related to various RiverSource Life products.

Certain annuity products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the amount of expenses incurred by RiverSource Life related to equity indexed annuities products will positively or negatively impact earnings. As a means of economically hedging its obligations under the provisions of these products, RiverSource Life writes and purchases index options and occasionally enters into futures contracts. Additionally, certain annuity products contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life economically hedges the exposure related to GMWB and GMAB provisions using various equity futures, equity options, swaptions and interest rate swaps. The premium associated with certain of these options is paid semi-annually over the life of the option contract. As of December 31, 2008, the remaining payments RiverSource Life is scheduled to make for these options, net of amounts receivable on written deferred premium options, were $805 million through July 31, 2023.

Embedded Derivatives
The equity component of the equity indexed annuity product obligations is considered an embedded derivative. Additionally, certain annuities contain GMAB and non-life contingent GMWB provisions which are also considered embedded derivatives. The fair value of embedded derivatives for annuity related products is included in future policy benefits. The change in fair value of the equity indexed annuity embedded derivatives is reflected in interest credited to fixed accounts. The changes in fair values of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses. At December 31, 2008 and 2007, the total fair value of these embedded derivatives, excluding the host contract and a liability for life contingent GMWB benefits of $5 million and $2 million, respectively, was a net liability of $1.8 billion and $220 million, respectively.

Credit Risk
Credit risk associated with RiverSource Life's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the contract. To mitigate such risk, counterparties are all required to be preapproved. Additionally, RiverSource Life may, from time to time, enter into master netting arrangements and collateral arrangements wherever practical. At December 31, 2008 and 2007, RiverSource Life accepted collateral consisting primarily of cash and securities of $1.8 billion and $243 million, respectively, from counterparties. In addition, as of December 31, 2008, RiverSource Life provided collateral consisting primarily of cash and securities of $432 million and $14 million, respectively, to counterparties. As of December 31, 2008, RiverSource Life's maximum credit exposure to derivative transactions after considering netting arrangements with counterparties and collateral arrangements was approximately $83 million.

16. COMMITMENTS AND CONTINGENCIES

At December 31, 2008 and 2007, RiverSource Life had no material commitments to purchase investments other than mortgage loan fundings. See Note 4 for additional information.

RiverSource Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2008, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.



RiverSource Life Insurance Company

--------------------------------------------------------------------------------

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

(RIVERSOURCE ANNUITIES LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     Both companies are affiliated with Ameriprise Financial Services, Inc.

43415 N (5/09)      (C) 2008-2009 RiverSource Life Insurance Company. All rights reserved.